EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

FDP Series, Inc.
MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

Prospectus
September 29, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Table of Contents

Key Facts	FDP Series at a Glance	3
	Risk/Return Bar Charts	8
	Fees and Expenses	12

Details About the Funds	How the Funds Invest
	MFS Research International FDP Fund	16
	Marsico Growth FDP Fund	17
	Van Kampen Value FDP Fund	18
	Franklin Templeton Total Return FDP Fund	20
	Investment Risks	22
	Statement of Additional Information	29

Your Account	Pricing of Shares	30
	Distribution and Service Plans	36
	How to Buy, Sell, Transfer and Exchange Shares	38
	How Shares are Priced	43
	Dividends and Taxes	45
	Electronic Delivery	46
	Delivery of Shareholder Documents	46

Management of the Funds	BlackRock Advisors, LLC	47
	The Sub-Advisers	48
	Financial Highlights	51

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Key Facts

FDP Series at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Common Stock — securities representing shares of ownership of a corporation.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Convertible Securities — fixed income securities, such as bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Depositary Receipts — receipts issued by a bank or trust company that evidence underlying securities issued by foreign corporations.

Emerging Market Issuers — issuers in countries in the initial stages of their industrialization cycles with low per capita income.

Equity Securities — common stock, preferred stock, securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock.
Large Cap Companies (Marsico Growth FDP Fund) — under current market conditions, companies whose market capitalization is at least $5 billion at the time of purchase. This definition of large cap companies may be changed in response to changes in the markets.

FDP Series, Inc. is an open end investment company that currently consists of four separate series. Each series listed below is, in effect, a separate Fund that issues its own shares:

  MFS Research International FDP Fund

  Marsico Growth FDP Fund

  Van Kampen Value FDP Fund

  Franklin Templeton Total Return FDP Fund

What are the Funds’ investment objectives?

MFS Research International FDP Fund. The Fund’s investment objective is to provide shareholders with capital appreciation.

Marsico Growth FDP Fund. The Fund’s investment objective is to provide shareholders with long term growth of capital.

Van Kampen Value FDP Fund. The Fund’s investment objective is to provide shareholders with capital growth and income.

Franklin Templeton Total Return FDP Fund. The Fund’s primary objective is to provide shareholders with high current income, consistent with preservation of capital. Its secondary objective is capital appreciation over the long term.

What are the Funds’ main investment strategies?

MFS Research International FDP Fund. The MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that the Fund’s sub-adviser, Massachusetts Financial Services Company (“MFS”), believes have above-average earnings growth potential compared to other companies (growth companies), on companies it believes are undervalued compared to their perceived worth (value companies), or on a combination of growth and value companies. Under normal market conditions, the Fund will be invested in a number of different countries throughout the world. However, MFS may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

A team of investment research analysts selects portfolio securities for the Fund. MFS allocates the Fund’s assets to analysts by broad market sectors.

Marsico Growth FDP Fund. The Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may at times hold a limited number of additional common stocks such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. It may hold up to 25% of its assets in foreign securities. Typically foreign securities include non-U.S. dollar denominated securities and American Depositary Receipts (“ADRS”) or other depository receipts.

IMPORTANT DEFINITIONS

Investment Grade — the four highest rating categories of recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings.

Financial Futures Contracts — an agreement to buy or sell a specific security or securities at a specified future date and price.

The Fund’s core investments may include established companies and securities that offer long-term growth potential. However, the Fund also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

Van Kampen Value FDP Fund. Under normal market conditions, the Van Kampen Value FDP Fund invests primarily in a portfolio of equity securities, consisting principally of common stocks. The Fund invests in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies believed by Van Kampen Asset Management (“Van Kampen”), the Fund’s sub-adviser, to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen’s assessment of the capital growth and income potential of such securities materially changes. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in the securities of companies with small or medium capitalizations.

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Franklin Templeton Total Return FDP Fund. Under normal market conditions, the Franklin Templeton Total Return FDP Fund invests at least 80% of its assets in investment grade debt instruments. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Many of the mortgages purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date.

Many of the mortgage-backed securities in which the Fund will invest are generally issued or guaranteed by the U.S. government. Others are issued and/or backed by U.S. Government agencies, such as the Government National Mortgage Association (“Ginnie Mae”) or by U.S. government-sponsored enterprises, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Association.

In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.

The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in non-U.S. dollar denominated securities.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their investment objectives.

As with any fund, the value of a Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because a particular market in which a Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, Fund management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of a Fund’s investments goes down, you may lose money.

MFS Research International FDP Fund. Because the Fund invests most of its assets in non-U.S. securities, the Fund is subject to the risks of investing in foreign securities. For example, the Fund’s securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened when the issuer of the securities is in a country with an emerging capital market.

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or that region will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

The Fund may invest in the securities of companies with small or medium capitalizations. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small-or medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a Fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

The Fund may engage in over-the-counter (OTC) transactions, which may involve additional risks. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks and the Fund may experience difficulty in buying and selling these securities at a fair price.

The Fund may invest in convertible securities. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Marsico Growth FDP Fund. The Fund uses a growth investing style. Historically, growth stocks have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

The Fund is subject to the risks of investing in foreign securities. For example, the Fund’s securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities.

The Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively lower returns when an investment performs poorly.

IMPORTANT DEFINITIONS

Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated, causing the value of these securities to fall.

Van Kampen Value FDP Fund. The Fund uses a value investing style. Historically, value stocks have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

The Fund is subject to the risks of investing in foreign securities. For example, the Fund’s securities may go up or down in value depending on foreign exchange rates, political and economic developments and U.S. and foreign laws relating to foreign investment. Foreign securities may also be less liquid, more volatile and harder to value than U.S. securities.

The Fund may invest in the securities of companies with small or medium capitalizations. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

Derivative instruments used by the Fund involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Franklin Templeton Total Return FDP Fund. The Fund is subject to interest rate risk. Generally, when interest rates go up, the value of certain fixed income securities goes down.

The Fund is also subject to credit risk. The Fund may invest its assets in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability.

Certain investments the Fund makes may also be subject to the risks associated with investments in mortgage-backed securities, including prepayment risk (when interest rates fall) and extension risk (when interest rates rise). Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Mortgage-backed securities that the Fund purchases may often not, therefore, be backed by the full faith and credit of the United States.

When the Fund uses mortgage dollar rolls, the Fund may be subject to the risk that the mortgage-backed securities will drop below their future price, heightened prepayment risk, and the risk that the other party will not perform.

Derivative instruments used by the Fund involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a Fund with less active trading policies, which would increase an investor’s tax liability unless shares are held through a tax deferred or exempt vehicle. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

The value of floating rate corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Who should invest?

The Funds are offered exclusively through the Funds Diversified PortfoliosSM (FDP) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in any Fund. An investment in any Fund may not be appropriate for all investors and is not by itself intended to be a complete investment program.

MFS Research International FDP Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of equity investments in countries outside the United States as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation

  Are not looking for current income

  Can tolerate the increased price volatility and currency fluctuations associated with investments in non-U.S. securities

Marsico Growth FDP Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of large cap equity securities as part of your total investment portfolio

  Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth

  Are not looking for a significant amount of current income

Van Kampen Value FDP Fund may be an appropriate investment for you if you:

  Are investing with long-term goals

  Want a professionally managed and diversified portfolio of equity securities as part of your total investment portfolio
  Are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth and income
  Are looking for a Fund that uses a value investing style

Franklin Templeton Total Return FDP Fund may be an appropriate investment for you if you:

  Are looking for an investment that provides current income and capital appreciation over the long-term

  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in fixed-income securities

  Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general

  Are willing to accept credit risk

Risk/Return Bar Charts

MFS Research International FDP Fund

The bar chart and table shown below provide an indication of the risks of investing in the MFS Research International FDP Fund. The bar chart shows the performance for the Fund’s Investor A shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index and the MSCI All Country World (ex U.S.) Index. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 10.39% (quarter ended March 31, 2006) and the lowest return for a quarter was –0.90% (quarter ended June 30, 2006). The year-to-date return as of June 30, 2008 was –9.69%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One year	Life of Fund†

MFS Research International FDP Fund — Investor A
Return Before Taxes*	6.50%	17.55%
Return After Taxes on Distributions*	4.30%	15.98%
Returns After Taxes on Distributions and
Sale of Fund Shares*	4.74%	14.31%

MFS Research International FDP Fund — Investor B#
Return Before Taxes*	7.00%	18.17%

MFS Research International FDP Fund — Investor C
Return Before Taxes*	10.54%	19.30%

MFS Research International FDP Fund – Institutional##
Return Before Taxes*	12.64%	20.50%

MSCI Europe, Australasia and Far East Index**	11.17%	20.82%††

MSCI All Country World (ex U.S.) Index###	16.65%	23.81%††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
†	Inception date is July 27, 2005.
††	Since July 27, 2005.
#	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.
##	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.
###	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

Marsico Growth FDP Fund

The bar chart and table shown below provide an indication of the risks of investing in the Marsico Growth FDP Fund. The bar chart shows the performance for the Fund’s Investor A shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Standard & Poor’s 500 (S&P 500) Index. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 8.02% (quarter ended September 30, 2007) and the lowest return for a quarter was –4.22% (quarter ended June 30, 2006). The year-to-date return as of June 30, 2008 was –13.62%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One year	Life of Fund†

Marsico Growth FDP Fund — Investor A
Return Before Taxes*	8.17%	9.44%
Return After Taxes on Distributions*	8.17%	9.44%
Returns After Taxes on Distributions and
Sale of Fund Shares*	5.31%	8.10%

Marsico Growth FDP Fund — Investor B#
Return Before Taxes*	8.76%	9.80%

Marsico Growth FDP Fund — Investor C
Return Before Taxes*	12.26%	11.05%

Marsico Growth FDP Fund — Institutional##
Return Before Taxes*	14.37%	12.14%

S&P 500 Index **	5.49%	9.38%††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
†	Inception date is July 27, 2005.
††	Since July 27, 2005
#	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.
##	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

Van Kampen Value FDP Fund

The bar chart and table shown below provide an indication of the risks of investing in the Van Kampen Value FDP Fund. The bar chart shows the performance for the Fund’s Investor A shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Russell 1000® Value Index. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 5.73% (quarter ended December 31, 2006) and the lowest return for a quarter was –6.20% (quarter ended December 31, 2007). The year-to-date return as of June 30, 2008 was –15.76%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One year	Life of Fund†

Van Kampen Value FDP Fund — Investor A
Return Before Taxes*	–7.36%	3.57%
Return After Taxes on Distributions*	–8.29%	2.80%
Returns After Taxes on Distributions and
Sale of Fund Shares*	–4.57%	2.64%

Van Kampen Value FDP Fund — Investor B#
Return Before Taxes*	–7.36%	3.70%

Van Kampen Value FDP Fund — Investor C
Return Before Taxes*	–3.96%	5.06%

Van Kampen Value FDP Fund — Institutional##
Return Before Taxes*	–2.00%	6.14%

Russell 1000® Value Index**	–0.17%	9.48%††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.
†	Inception date is July 27, 2005.
††	Since July 27, 2005.
#	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.
##	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

Franklin Templeton Total Return FDP Fund

The bar chart and table shown below provide an indication of the risks of investing in the Franklin Templeton Total Return FDP Fund. The bar chart shows the performance for the Fund’s Investor A shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares with those of the Lehman Brothers U.S. Aggregate Index. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 3.67% (quarter ended September 30, 2006) and the lowest return for a quarter was –0.60% (quarter ended March 31, 2006). The year-to-date return as of June 30, 2008 was –0.59%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2007)	One year	Life of Fund†

Franklin Templeton Total Return FDP Fund — Investor A
Return Before Taxes*	1.01%	2.19%
Return After Taxes on Distributions*	–0.63%	0.71%
Returns After Taxes on Distributions and
Sale of Fund Shares*	0.63%	1.00%

Franklin Templeton Total Return FDP Fund — Investor B
Return Before Taxes*	0.67%	2.20%

Franklin Templeton Total Return FDP Fund —– Investor C
Return Before Taxes*	3.63%	3.33%

Franklin Templeton Total Return FDP Fund — Institutional#
Return Before Taxes*	5.48%	4.18%

Lehman Brothers U.S. Aggregate Index**	6.97%	4.97%††

*	Includes all applicable fees and sales charges.
**	This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
†	Inception date is July 27, 2005.
††	Since July 27, 2005.
#	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

Fees and Expenses

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Each Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

The following tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each of the Funds. Future expenses may be greater or less than those indicated below.

MFS Research International FDP Fund

Shareholder Fees (fees paid directly from your investment):(a)	Investor A		Investor B (b)		Investor C		Institutional

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.25	%(c)	None		None		None

Maximum deferred sales charge (load)
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)	None	(d)	4.50	%(c)	1.00	%(c)	None

Maximum sales charge (load) imposed
on dividend reinvestments	None		None		None		None

Redemption Fee(e)	2.00%		2.00%		2.00%		2.00%

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets):

Management Fee	0.90%		0.90%		0.90%		0.90%

Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None

Other Expenses (including transfer
agency fees)(g)	0.41%		0.45%		0.42%		0.42%

Total Annual Fund Operating Expenses(h)	1.56%		2.35%		2.32%		1.32%

Marsico Growth FDP Fund

Shareholder Fees (fees paid directly from your investment):(a)	Investor A		Investor B (b)		Investor C		Institutional

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.25	%(c)	None		None		None

Maximum deferred sales charge (load)
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)	None	(d)	4.50	%(c)	1.00	%(c)	None

Maximum sales charge (load) imposed
on dividend reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses
that are deducted from Fund assets):

Management Fee	0.80%		0.80%		0.80%		0.80%

Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None

Other Expenses (including transfer
agency fees)(g)	0.28%		0.31%		0.29%		0.29%

Total Annual Fund Operating Expenses(h)	1.33%		2.11%		2.09%		1.09%

Van Kampen Value FDP Fund

Shareholder Fees (fees paid directly from your investment):(a)	Investor A		Investor B (b)		Investor C		Institutional

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(c)	None		None		None

Maximum deferred sales charge (load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)	None	(d)	4.50	%(c)	1.00	%(c)	None

Maximum sales charge (load) imposed on dividend reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.70%		0.70%		0.70%		0.70%

Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None

Other Expenses (including transfer agency fees)(g)	0.31%		0.35%		0.32%		0.32%

Total Annual Fund Operating Expenses(h)	1.26%		2.05%		2.02%		1.02%

Franklin Templeton Total Return FDP Fund

Shareholder Fees (fees paid directly from your investment):(a)	Investor A		Investor B (b)		Investor C		Institutional

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00	%(c)	None		None		None

Maximum deferred sales charge (load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)	None	(d)	4.00	%(c)	1.00	%(c)	None

Maximum sales charge (load) imposed on dividend reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.40%		0.40%		0.40%		0.40%

Distribution and/or Service (12b-1) Fees(f)	0.25%		0.75%		0.80%		None

Other Expenses (including transfer agency fees)(g)	0.27%		0.30%		0.28%		0.26%

Total Annual Fund Operating Expenses(h)	0.92%		1.45%		1.48%		0.66%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”

(b)	Investor B shares automatically convert to Investor A shares approximately eight years (ten years in the case of Franklin Templeton Total Return FDP Fund) after you buy them and will no longer be subject to distribution fees. As of October 2, 2006, Investor B shares of Franklin Templeton Total Return FDP Fund generally are no longer available for purchase but continue to be available for exchange, for dividend and capital gain reinvestment and to certain qualified employee benefit plans. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”

(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares.”

(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.

(e)	A redemption fee may be charged on redemptions (by sale or exchange) of MFS Research International FDP Fund shares made within 30 days of purchase or exchange. The Fund retains this redemption fee. See “Your Account — Pricing of Shares — Redemption Fee.”

(f)	If you hold Investor B or Investor C shares over time, it may cost you more in distribution and service (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.

(g)	PNC GIS, an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Funds. The Funds reimburse the Investment Adviser or its affiliates for such services.

(h)	The Investment Adviser has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds’ Total Annual Fund Operating Expenses (excluding distribution and/or service fees) will not exceed 1.95%. The Investment Adviser may discontinue or reduce this waiver and/or reimbursement at any time without notice. The Investment Adviser did not waive and/or reimburse any fees and/or expenses during the fiscal year ended May 31, 2008.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MFS Research International FDP Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$675	$992	$1,330	$2,284

Investor B	$688	$1,083	$1,455	$2,489	*

Investor C	$335	$724	$1,240	$2,656

Institutional	$134	$418	$723	$1,590

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$675	$992	$1,330	$2,284

Investor B	$238	$733	$1,255	$2,489	*

Investor C	$235	$724	$1,240	$2,656

Institutional	$134	$418	$723	$1,590

Marsico Growth FDP Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$653	$924	$1,216	$2,042

Investor B	$664	$1,011	$1,334	$2,242	*

Investor C	$312	$655	$1,124	$2,421

Institutional	$111	$347	$601	$1,329

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$653	$924	$1,216	$2,042

Investor B	$214	$661	$1,134	$2,242	*

Investor C	$212	$655	$1,124	$2,421

Institutional	$111	$347	$601	$1,329

Van Kampen Value FDP Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$647	$904	$1,180	$1,968

Investor B	$658	$993	$1,303	$2,177	*

Investor C	$305	$634	$1,088	$2,348

Institutional	$104	$325	$563	$1,248

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$647	$904	$1,180	$1,968

Investor B	$208	$643	$1,103	$2,177	*

Investor C	$205	$634	$1,088	$2,348

Institutional	$104	$325	$563	$1,248

Franklin Templeton Total Return FDP Fund

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$490	$682	$889	$1,486

Investor B	$548	$759	$992	$1,735

Investor C	$251	$468	$808	$1,768

Institutional	$67	$211	$368	$822

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$490	$682	$889	$1,486

Investor B	$148	$459	$792	$1,735

Investor C	$151	$468	$808	$1,768

Institutional	$67	$211	$368	$822

*	Assumes conversion to Investor A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table shown on page 13.

Details About the Funds

How the Funds Invest

ABOUT THE INVESTMENT ADVISER

The MFS Research International FDP Fund is managed by BlackRock Advisors, LLC.

ABOUT THE SUB-ADVISER AND
THE PORTFOLIO MANAGER

The MFS Research International FDP Fund is sub-advised by Massachusetts Financial Services Company (MFS). The Fund is managed by members of a team of investment professionals who participate in the team’s research process. Jose Luis Garcia and Thomas Melendez are the Fund’s portfolio managers.

How the MFS Research International FDP Fund Invests:

The Fund’s investment objective is capital appreciation. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Outlined below are the main strategies the MFS Research International FDP Fund uses in seeking to achieve its investment objective.

The Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that MFS believes have above average earnings growth potential compared to other companies (growth companies), on companies it believes are undervalued compared to their perceived worth (value companies), or on a combination of growth and value companies. Under normal market conditions, the Fund will be invested in a number of different countries throughout the world. However, MFS may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

A team of investment research analysts selects portfolio securities for the Fund. MFS allocates the Fund’s assets to analysts by broad market sectors.

MFS uses a bottom up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

Other Strategies. In addition to the main strategies discussed above, the MFS Research International FDP Fund may use certain other investment strategies:

The Fund will normally invest a portion of its assets in U.S. dollars or in short-term instruments, such as money market securities and repurchase agreements, for temporary emergency purposes or to meet redemptions. The Fund may also invest, without limit, in short-term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when Fund management believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Fund’s ability to achieve its investment objective.

The Fund may invest in derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. The derivatives that the Fund may use include futures, forwards, options, indexed and inverse securities and swaps.

ABOUT THE INVESTMENT ADVISER

The Marsico Growth FDP Fund is managed by BlackRock Advisors, LLC.

ABOUT THE SUB-ADVISER AND
THE PORTFOLIO MANAGER

Marsico Capital Management, LLC (Marsico) is the Marsico Growth FDP Fund’s sub-adviser. Thomas F. Marsico is the Fund’s portfolio manager.

IMPORTANT DEFINITIONS

Top-Down — an investment style that considers such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape.

Bottom-Up — an investment style that emphasizes analysis of individual stocks over economic and market cycles.

The Fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds.

How the Marsico Growth FDP Fund Invests:

The Fund’s investment objective is long term growth of capital. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Outlined below are the main strategies the Marsico Growth FDP Fund uses in seeking to achieve its investment objective.

The Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may at times hold a limited number of additional common stocks such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may hold up to 25% of its assets in foreign securities and ADRs.

In selecting investments for the Fund, Marsico uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macroeconomic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company’s management, as well as with its customers and-as relevant-its suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

ABOUT THE INVESTMENT ADVISER

The Van Kampen Value FDP Fund is managed by BlackRock Advisors, LLC.

ABOUT THE SUB-ADVISER AND
THE PORTFOLIO MANAGER

Van Kampen Asset Management (Van Kampen) is the Van Kampen Value FDP Fund’s sub-adviser. The Fund is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Current members of the team include B. Robert Baker, Jr., Jason S. Leder, Kevin C. Holt, James N. Warwick and Devin E. Armstrong.

Marsico may reduce or sell investments in portfolio securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, there are more attractive investment opportunities elsewhere or for other reasons.

The Fund’s core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Fund also may typically include companies with more aggressive growth characteristics and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition.

Other Strategies. In addition to the main strategies discussed above, the Marsico Growth FDP Fund may use certain other investment strategies:

The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The Fund may also invest in securities that are not part of its principal investment strategies, but it won’t hold more than 10% of its assets in any one type of these securities; including: corporate debt securities, illiquid securities, high-yield/lower-rated debt securities; private placements and other restricted securities; preferred stock; zero-coupon, pay-in-kind, step-coupon securities, publicly traded partnerships and limited liability companies (LLCs) and real estate investment trusts (REITs). There are no restrictions on the maturity of the debt securities in which the Fund may invest.

The Fund may use derivatives to hedge its investment portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include futures, options, indexed securities and inverse securities, stripped securities, warrants and swap contracts, and forward foreign currency exchange contracts.

As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

How the Van Kampen Value FDP Fund Invests:

The Fund’s investment objective is capital growth and income. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Outlined below are the main strategies the Van Kampen Value FDP Fund uses in seeking to achieve its investment objective.

In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. Fund management generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in securities of small-medium- or large-sized companies. Small- and medium- sized companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of Fund management, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

Under normal market conditions, Fund management seeks to achieve the Fund’s investment objective by investing in equity securities, consisting principally of common stocks, and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment.

The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Other Strategies. In addition to the main strategies discussed above, the Van Kampen Value FDP Fund may use certain other investment strategies:

The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest.

As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of its net assets in Real Estate Investment Trusts (“REITs”).

The Fund may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity (collectively, “temporary investments”). High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, banker’s acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade corporate debt securities include securities rated within the four highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s (“S&P”). The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody’s or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when Fund management believes the potential for capital growth or income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. The turnover rate will not be a limiting factor, however, if Fund management considers portfolio changes appropriate.

ABOUT THE INVESTMENT ADVISER

The Franklin Templeton Total Return FDP Fund is managed by BlackRock Advisors, LLC.

ABOUT THE SUB-ADVISER AND
THE PORTFOLIO MANAGER

Franklin Advisers, Inc. (Franklin Advisers) is the Franklin Templeton Total Return FDP Fund’s sub-adviser. The Fund is managed by members of a team of investment professionals who participate in the team’s research process and stock selection, including: Roger Bayston, Kent Burns, Christopher Molumphy and David Yuen.

How the Franklin Templeton Total Return FDP Fund Invests:

The main objective of the Fund is high current income, consistent with preservation of capital. The Fund also seeks capital appreciation over the long-term. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Directors without shareholder approval.

Outlined below are the main strategies the Franklin Templeton Total Return FDP Fund uses in seeking to achieve its investment objectives:

Under normal market conditions, the Fund invests at least 80% of its assets in investment grade debt instruments. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities. The Fund generally invests in investment grade securities or in unrated securities Fund management determines are comparable. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS).

Government agency or instrumentality issues have different levels of credit support. Pass-through mortgage certificates issued by the Ginnie Mae are backed by the full faith and credit of the U.S. government. Other Fund investments in U.S. government securities may include securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although U.S. government-sponsored entities may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yield of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Freddie Mac and Fannie Mae hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Freddie Mac and Fannie Mae could buy, and until 2009, to lend Freddie Mac and Fannie Mae emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over the Freddie Mac and Fannie Mae and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. Freddie Mac and Fannie Mae have each been the subject of investigations by federal regulators over certain

IMPORTANT DEFINITIONS

Junk Bonds — debt securities that are rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch Ratings, or unrated securities that Fund management believes are of comparable quality.

accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Asset-backed securities are securities backed by loans, leases, and other receivables.

The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

In order to effectively manage cash flows into or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.

The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

In choosing investments, Fund management selects securities in various market sectors based on Fund management’s assessment of changing economic, market, industry and issuer conditions. Fund management uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Fund management evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.

The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in non-U.S. dollar denominated securities.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest up to 20% of total assets in non-investment grade debt securities, sometimes called junk bonds, including up to 5% in securities rated lower than B by S&P or Moody’s, which may include defaulted securities.

Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, repurchase agreements, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Fund’s shares or for the Fund to achieve its investment objectives.

The Fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

The Fund may also invest in preferred stocks, convertible securities, and other investments that may have both debt and equity characteristics, repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. The Fund may also invest up to 15% of its net assets in illiquid securities.

The Fund may invest up to 5% of its assets in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies.

Investment Risks

This section contains a summary discussion of the general risks of investing in each Fund. As with any fund, there can be no guarantee that a Fund will meet its objective, or that a Fund’s performance will be positive over any period of time.

Set forth below are the main risks of investing in each Fund:

The following table sets forth the main risks associated with each Fund’s investments and investment strategies.

Franklin
	MFS Research	Marsico	Van Kampen	Templeton
	International	Growth FDP	Value FDP	Total Return
Main Investment Risks	FDP Fund	Fund	Fund	FDP Fund

Market and Selection Risk	X	X	X	X

Mortgage-Backed Securities				X

Prepayment Risk				X

Extension Risk				X

Interest Rate Risk				X

Credit Risk				X

Foreign Securities Risk	X	X	X	X

Emerging Market Risk	X	X	X	X

Geographic Concentration Risk	X

OTC Risk	X

Convertible Securities	X	X		X

Derivatives	X	X	X	X

Mortgage Dollar Rolls				X

Small Cap and Emerging Growth Securities Risk	X	X	X

Investing Style Risk		X	X

Asset-Backed Securities				X

Corporate Loans				X

Swap Agreements				X

Net Interest Margin				X

High Portfolio Turnover	X			X

Recent Developments with Sub-Prime Mortgage Market				X

REITs			X

Depositary Receipts	X	X

Equity Securities Risk	X	X

Securities Lending	X	X

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and may be more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect security prices or impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks may include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgements in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a Fund may invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Government Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Emerging Market Risks — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since such markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Geographic Concentration Risk — A Fund may invest from time to time a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries or that region will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

OTC Risk — A Fund may engage in over-the-counter (OTC) transactions, which may involve additional risks. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than exchange listed stocks and the Fund may experience difficulty in buying and selling these securities at a fair price.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Investing Style Risk — Historically, growth investments, as emphasized by the Marsico Growth FDP Fund, have performed best during the later stages of economic expansion and value investments, as emphasized by the Van Kampen Value FDP Fund, have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may over time go in and out of favor. At times when an investing style used by the applicable Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities may require a longer term view.

Derivatives — A Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) in a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

A Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Because a Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Swap Agreements — Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management. Since the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when interest rates fall.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating, or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of a Fund’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as Ginnie Mae, or government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. If a Fund invests in CMO tranches issued by government agencies and interest rates move in a manner not anticipated by Fund management, it is possible that a Fund could lose all or substantially all of its investment.

Prepayment Risk — The risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, a Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk — The risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Mortgage Dollar Rolls — In a mortgage dollar roll, a Fund takes the risk that the market price of the mortgage-backed securities will drop below their future purchase price. The Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform.

Asset-Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments in mortgage-backed and asset-backed securities.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Fund becomes a member of the syndicate.

The corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Net Interest Margin (NIM) — These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

High Portfolio Turnover — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Real Estate Investment Trusts (“REITs”) — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment, which could result in reduced distributions to shareholders, and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Depositary Receipts — A Fund may invest in the securities of foreign issues in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depository Receipts. The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Equity Securities Risk — The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

Securities Lending — A fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — A Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain derivative securities that a Fund may buy or other techniques that a Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Indexed and Inverse Securities — A Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Illiquid Securities — A Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, a Fund may as a result be unable to sell the securities.

Repurchase Agreements; Purchase and Sale Contracts — A Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, a Fund’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a Fund may lose money.

When Issued and Delayed Delivery Securities and Forward Commitments — A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Standby Commitment Agreements — Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Warrants — A warrant gives a Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Debt Securities (Marsico Growth FDP Fund and Van Kampen Value FDP Fund only) — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Real Estate Related Securities (Marsico Growth FDP Fund only) — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

Junk Bonds (Franklin Templeton Total Return FDP Fund only) — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade debt securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Sovereign Debt (Franklin Templeton Total Return FDP Fund only) — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. These investments are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Life Settlement Investments (Franklin Templeton Total Return FDP Fund only) — These investments trade in the secondary market and are considered illiquid. In addition, it is unclear whether the income from life settlements is qualifying income for purposes of the IRS 90% gross income test the Fund must satisfy each year to qualify as a regulated investment company (RIC). The Fund intends to monitor its investments to ensure that the Fund remains qualified as a RIC.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. Each Fund will make its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Your Account

Pricing of Shares

Each Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay a sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor B or Investor C shares, you will invest the full amount of your purchase price but will be subject to a distribution fee and a service fee. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C shares. Investor B shares of Franklin Templeton Total Return FDP Fund are offered on a very limited basis as described below.

If you redeem (either by sale on exchange) shares of any class of MFS Research International FDP Fund within 30 days of purchase or exchange, you will generally be subject to a redemption fee unless certain conditions are met.

Each Fund’s shares are distributed by BlackRock Investments, Inc. (the “Distributor”), an affiliate of the Investment Adviser.

The table below summarizes key features of each FDP Series Fund’s share classes.

	Investor A	Investor B	Investor C	Institutional

Availability	Available only through the FDP Service.	Available only through the FDP Service. With respect to Franklin Templeton Total Return FDP Fund, Investor B shares are available only for exchanges, for dividend and capital gain reinvestment and for purchase by certain qualified employee benefit plan holders of Investor B shares of the Fund as of October 2, 2006.	Available only through the FDP Service.

Available only through the FDP Service and limited to certain eligible investors including:

  Current Institutional
  shareholders
  Certain Retirement Plans
  Participants in certain programs sponsored by the Investment Adviser or its affiliates or selected securities dealers or other financial intermediaries.
  Certain employees and affiliates of the Investment Adviser or its affiliates.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Service and Distribution Fees?	0.25% annual Service Fee. No Distribution Fee.	0.25% annual Service Fee. 0.75% (or 0.50% in the case of Franklin Templeton Total Return FDP Fund) annual Distribution Fee.	0.25% annual Service Fee. 0.75% (or 0.55% in the case of Franklin Templeton Total Return FDP Fund) annual Distribution Fee.	No.

Redemption Fee?	Yes, in the case of MFS Research International FDP Fund — payable if you redeem within 30 days of purchase or exchange. No, for all other Funds.	Yes, in the case of MFS Research International FDP Fund — payable if you redeem within 30 days of purchase or exchange. No, for all other Funds.	Yes, in the case of MFS Research International FDP Fund — payable if you redeem within 30 days of purchase or exchange. No, for all other Funds.	Yes, in the case of MFS Research International FDP Fund — payable if you redeem within 30 days of purchase or exchange. No, for all other Funds.

Conversion to Investor A shares?	N/A	Yes, automatically after approximately eight years (ten years in the case of Franklin Templeton Total Return FDP Fund).	No.	No.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on the website or on request.

Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares or to participate in any of these programs.

Eligible Institutional investors include the following:

  Investors who currently own Institutional shares of a Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums.

  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from PNC GIS (the “Transfer Agent”).

  Certain qualified retirement plans

  Investors in selected fee based programs

  Registered investment advisers with a minimum investment of $250,000

  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets

  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor

  Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund

  Employees and directors/trustees of BlackRock Funds, BlackRock, Inc. (“BlackRock”) Merrill Lynch & Co., Inc. (“Merrill Lynch”), the PNC Financial Services Group, Inc. (“PNC”) or their affiliates

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following tables.

All Funds (Except Franklin Templeton Total Return FDP Fund)

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

Franklin Templeton Total Return FDP Fund

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $100,000	3.75%	3.90%	3.50%

$100,000 but less than $250,000	3.50%	3.63%	3.25%

$250,000 but less than $500,000	2.50%	2.56%	2.25%

$500,000 but less than $750,000	2.00%	2.04%	1.75%

$750,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**	If you invest $1,000,000 or more in Investor A shares, you will not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge.

IMPORTANT DEFINITIONS

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

The tables above show the reduced sales charges for which you may qualify when you purchase Investor A shares of a Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in Investor class, Institutional and money market fund shares of a Fund or other mutual funds advised by the Investment Adviser or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty one and by a single trustee of a single trust estate or single fiduciary for the benefit of such persons. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of a Fund or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Fund or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty one or by a single trustee of a single trust estate or a single fiduciary for the benefit of such persons. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — a Fund, its Transfer Agent, and/or your financial adviser may not be able to maintain this information. If you do not notify your financial adviser or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

No initial sales charge applies to Investor A shares that you buy through reinvestment of dividends or capital gains.

A sales charge waiver on a purchase of Investor A shares may also apply for:

  Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

  Persons investing through an authorized payroll deduction plan

  Person investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)

  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund

  Persons associated with a Fund, a Fund’s Distributor, a Fund’s investment adviser, sub-adviser or Transfer Agent, and their affiliates

  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

  Employees of MetLife

If you invest $1,000,000 or more in Investor A shares, you will not pay any initial sales charge. However, if you redeem your Investor A shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% (for MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund) and 0.50% (for Franklin Templeton Total Return FDP Fund) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. The deferred sales charge on Investor A shares is not charged in connection with (a) redemptions of Investor A shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Your Shares” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A shares; (f) involuntary redemptions of Investor A shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on the website or on request.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional shares are not. The Distributor normally pays the annual Investor A service fee to dealers as a shareholder servicing fee on a monthly basis.

If you redeem Investor A or Institutional shares and within 60 days, buy new Investor A shares of the SAME Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer or other financial intermediary or contact the Funds’ Transfer Agent in writing at the address listed on the inside back cover of this prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B shares within six years after purchase, or Investor C shares within one year after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. Investor B shares of Franklin Templeton Total Return FDP Fund are available only by exchange, for reinvestment of dividends and capital gains for current holders of such shares of the Fund and for purchase by certain qualified employee benefit plans that currently hold such shares.

You will also pay distribution fees of 0.75% per year for Investor B shares and 0.75% per year for Investor C shares (or 0.50% for Investor B shares and 0.55% for Investor C shares in the case of Franklin Templeton Total Return FDP Fund) and service fees of 0.25% per year for both classes of shares each year under distribution plans that each Fund has adopted under Rule 12b-1. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser who assists you in purchasing Fund shares.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Investor B shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual Investor B shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C shares from its own resources at the time of sale. The Distributor pays the annual Investor C shares distribution fee and the annual Investor C shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C shares held for over a year and normally retains the Investor C shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares of MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends on capital gains. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.50%

1 – 2	4.00%

2 – 3	3.50%

3 – 4	3.00%

4 – 5	2.00%

5– 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. For Investor B shares acquired before October 2, 2006, the 4.00% six-year deferred sales charge schedule in effect at that time will apply. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock fund, the original sales charge schedule will apply.

If you redeem Investor B shares of Franklin Templeton Total Return FDP Fund within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends on capital gains. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1– 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock fund, the original sales charge schedule will apply.

Your Investor B shares convert automatically into Investor A shares approximately eight years after purchase (ten years in the case of Franklin Templeton Total Return FDP Fund). Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A shares are subject to lower annual expenses than Investor B shares. The conversion of Investor B shares to Investor A shares is not a taxable event for Federal income tax purposes.

As noted, different conversion schedules apply to Investor B shares of different BlackRock Funds. In general, Investor B shares of a fixed income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends.

Investor C shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B or Investor C shares may be reduced or waived in certain circumstances, such as:

  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans

  Exchanges pursuant to the exchange privilege

  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006

  Redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock, PNC or an affiliate

  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

  Involuntary redemptions made of shares in accounts with low balances

  Certain redemptions made through the Systematic Withdrawal Plan offered by a Fund, the Investment Adviser or their affiliates

  Redemptions related to the payment of PNC GIS custodial IRA Fees

  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

Distribution and Service Plans

The Corporation has adopted plans (the “Plans”) that allows each Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor B and Investor C shares pay a fee (distribution fees) to the Distributor, and/or affiliates of PNC or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and Investor C shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B and Investor C shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of each Fund attributable to Investor B and Investor C shares. Institutional and Investor A shares do not pay a distribution fee.

Under the Plans, each Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor class shares in return for these fees. Each Fund may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of Investor class shares of a Fund. All Investor class shares pay this shareholder servicing fee. Institutional shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor class shares:

(1) Responding to customer questions on the services performed by the Service Organization and investments in Investor class shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3) Providing other similar shareholder liaison services. The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by a Fund under the Plans are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C shares may over time cost investors more than the front-end sales charge on Investor A shares. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plans and fees the Fund pays to its Transfer Agent, a Fund may enter into non-Plan agreements with Service Organizations pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plans permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to a Fund and its shareholders. These payments would be in addition to Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

Redemption Fee

The MFS Research International FDP Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the MFS Research International FDP Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the MFS Research International FDP Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

  Redemptions resulting from death or disability

  Redemptions through a Systematic Withdrawal Plan or Systematic Exchange Plan

  Redemptions of shares purchased through an Automatic Investment Plan prior to October 2, 2006

  Redemptions of shares acquired through dividend reinvestment

  Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code or plans administered as college savings plans under Section 529 of the Internal Revenue Code

  Redemptions of shares held through advisory asset allocation or fee-based programs that the Distributor determines are not designed to facilitate short-term trading

  Redemptions by shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans

  Redemptions by certain other accounts in the absolute discretion of the Funds when a shareholder can demonstrate hardship

A Fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

How to Buy, Sell, Transfer and Exchange Shares

Shares of the Funds may only be purchased by participants in the FDP Service. The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser. You may also sell, transfer and exchange shares through the Transfer Agent. To learn more about selling, transferring or exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the FDP Service may redeem the shares in your account (without charging any deferred sales charge) if the value of your investment in the FDP Service falls below the $20,000 minimum of the FDP Service due to redemptions you have made. You will be notified that the value of your FDP Service is less than $20,000 before the FDP Service makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your FDP Service to at least $20,000 before the FDP Service takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class	Refer to the share class table in this Prospectus. Be sure to read
	appropriate for you	this Prospectus carefully.

	Next, determine the amount	A Fund will not accept a purchase order of $50,000 or more for
	of your investment	Investor B shares or $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor B or
Investor C share purchases.

The minimum initial investment for Investor A, Investor B and Investor
C shares of a Fund is $1,000 for all accounts except:

•$100 for retirement plans

The minimum initial investment for Institutional shares of a Fund is:

•$2 million for institutions and individuals
•$250,000 for registered investment advisers

(The minimums for initial investments may be waived under certain circumstances.)

Investor B shares of Franklin Templeton Total Return FDP Fund are not generally available for purchase.

	Have your financial adviser	The price of your shares is based on the next calculation of net asset
	submit your purchase order	value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally,
4:00 p.m. Eastern time) will be priced at the net asset value determined that day.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Funds may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a processing fee of $5.35 in connection with orders placed through the FDP Service to confirm a purchase.

Add to Your	Purchase additional shares	The minimum investment for additional purchases is generally
Investment		$50.00 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares	All dividends are automatically reinvested without a sales charge.
through the automatic
dividend reinvestment plan

	Participate in the automatic	You may invest a specific amount on a periodic basis through your
	investment plan	investment account.

Transfer Shares	Transfer your Fund shares to	Contact your financial adviser or the Transfer Agent at
	the Transfer Agent	1-800-441-7762.

Sell Your Shares	Have your financial adviser	The price of your shares is based on the next calculation of net asset
	submit your sales order	value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange
(generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Merrill Lynch may charge a fee of $5.35 to process redemptions of shares through the FDP Service.

The Funds may reject an order to sell shares under certain
circumstances.

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Sell through the Transfer	You may sell shares held at the Transfer Agent by writing to the
(continued)	Agent	Transfer Agent at the address on the inside back cover of this
Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has
collected payment for the purchase of shares, the Fund or the
Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain other conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii)
$250,000 for payments through the Automated Clearing House
Network (ACH). Call 1-800-441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.
Investor shares may also be redeemed by use of the Fund’s
automated voice response unit service (VRU). Payment for Investor
Shares redeemed by VRU or Internet may be made for nonretirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Sell Shares	Participate in a Fund’s	To start a Systematic Withdrawal Plan (“SWP”), you must have a
Systematically	Systematic Withdrawal Plan	current investment of $10,000 or more in a BlackRock Fund.
Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the
SWP Application Form, which may be obtained from the Transfer
Agent. To participate, you must have your Fund dividends
automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No contingent deferred sales charge
(“CDSC”) will be assessed on redemptions of Investor B or Investor C shares made through the SWP that do not exceed 12% of the
account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or
Investor C shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

If You Want to	Your Choices	Information Important for You to Know

Exchange Your	Select the fund into which	You can exchange your Investor A, Investor B, Investor C and
Shares	you want to exchange. Be	Institutional shares of a Fund for the same class of shares of many
	sure to read that fund’s	other BlackRock Funds. You must have held the shares used in the
	prospectus.	exchange for at least 15 calendar days before you can exchange to another fund. With respect to the MFS Research International FDP
Fund, if you held the exchanged shares for 30 days or less you may also be charged a redemption fee.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. If you exchange Investor A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Investor B or Investor C shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B or Investor C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser or call the Transfer Agent at 1-800-441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

EZ Trader Account	Allows an investor to	Prior to establishing an EZ Trader account, please contact your bank
	purchase or sell Fund shares	to confirm that it is a member of the ACH system. Once confirmed,
	by telephone or over the	complete an application, making sure to include the appropriate bank
	Internet through ACH.	information, and return the application to BlackRock Funds, c/o PNC
GIS, P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to
placing a telephone or internet purchase or sale order, please contact the Fund at 1-800-441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or
Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation	Automatically invests your	Please call the Fund at 1-800-441-7762 for details.
Plan	distributions into another
fund of your choice pursuant
to your instructions, without
any fees or sales charges.

Internet	Make on-line transactions	You may redeem or exchange your shares, and view activity in your
Transactions	and view account balances	account, by logging onto the BlackRock website at
	and activity	www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher,
Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for
Windows operating systems from Windows 2000 and above). In
addition, MacIntosh operating system 9 with Netscape 6.2 and
MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check,
ACH or wire to the bank account of record. The Funds limit Internet purchases and redemptions in shares of a Fund to $25,000 per trade.

Please read the On-Line Services Disclosure Statement and User
Agreement, the Terms and Conditions page and the Consent to
Electronic Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that
transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering
(SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information.
By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Short-Term Trading

Each Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet those redemption or exchange requests. Accordingly, each Fund has adopted certain policies and procedures, which have been reviewed and approved by the Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of a Fund for shares of another mutual fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. Each Fund will reject purchase orders from investors who have previously purchased or sold shares of the Fund within a fifteen-day period. The MFS Research International FDP Fund generally charges a 2.00% redemption fee on redemptions made within 30 days of the purchase or exchange of shares. In addition, the Funds will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the applicable Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Funds’ Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Because the MFS Research International FDP Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund is subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Fund’s portfolio holdings during the period between the close of the markets in which the Fund’s portfolio securities primarily trade and the close of the New York Stock Exchange. For this reason, the Fund may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares are Priced.”

Each Fund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee will not be assessed by the MFS Research International FDP Fund. See “Your Account — Distribution and Service Plans — Redemption Fee.”) However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to a Fund and so makes no representation that all such orders can or will be rejected.

Each Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or its long-term shareholders.

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

IMPORTANT DEFINITIONS

Net Asset Value — the market value of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

How Shares Are Priced

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at the net asset value, minus any applicable deferred sales charge. Each Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Funds may trade on weekends or other days when the Funds do not price their shares. As a result, a Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses. Investor A shares will have a higher net asset value than Investor B or Investor C shares. Also, dividends paid on Investor A and Institutional shares will generally be higher than dividends paid on Investor B and Investor C shares because Investor A and Institutional shares have lower expenses.

The Board of FDP Series, Inc. has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee, or in certain cases to an independent pricing service.

Fund investments in the securities of U.S. issuers or in ADRs of foreign issuers that trade in the U.S. markets generally are priced as of the close of the Exchange based on the closing market prices of the securities. Each Fund may invest in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain other fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the Exchange or the market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value.

The Funds generally value fixed income portfolio securities using market prices provided by an independent pricing service approved by the FDP Series, Inc. Board. If market quotations are not readily available or, in the Investment Adviser’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board believes more accurately reflects the fair value. Fair value determinations for fixed income securities may be made by a Fund’s independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security.

Fair value determinations by the Investment Adviser that affect a Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

The Investment Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service in accordance with the valuation policy approved by the Board to take those factors into account.

Each Fund’s use of fair value pricing is designed to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

“BUYING A DIVIDEND’’

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and Taxes

MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund each will distribute net investment income, if any, and net realized capital gains, if any, at least annually. Franklin Templeton Total Return FDP Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of a Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser or the Transfer Agent. Although this cannot be predicted with any certainty, the MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund anticipate that the majority of their dividends, if any, will consist of capital gains. The Franklin Templeton Total Return FDP Fund intends to make distributions most of which will be taxed as ordinary income, although the Fund may distribute capital gains as well. Capital gains may be taxable to you at different rates depending on how long a Fund held the assets sold.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from some foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent that a Fund’s distributions are derived from qualifying dividend income and long-term capital gains, such distributions will be eligible for taxation at the reduced rate. Dividends received by the MFS Research International FDP Fund from nonqualifying foreign corporations and paid to shareholders will not be eligible for taxation at the reduced rate. Likewise, distributions from the Franklin Templeton Total Return FDP Fund derived from income on debt securities in its portfolio will not qualify for taxation at the reduced rate. Dividends from short-term capital gains, which may arise if a Fund’s investments are frequently traded, will not qualify for taxation at a reduced rate. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service. Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at 1-800-441-7762.

Management of the Funds

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Funds’ Investment Adviser, manages each Fund’s investments and its business operations subject to the oversight of the Board of Directors of FDP Series, Inc. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc.

For the fiscal year ended May 31, 2008, the Investment Adviser received a fee at the following annual fee rates:

	Investment Advisory Fee as a % of Fund’s Average Net Assets	Investment Advisory Fee as a % of Fund’s Average Net Assets (after waivers and/or reimbursements)*

MFS Research International FDP Fund	0.90%	0.90%

Marsico Growth FDP Fund	0.80%	0.80%

Van Kampen Value FDP Fund	0.70%	0.70%

Franklin Templeton Total Return FDP Fund	0.40%	0.40%

*	The Investment Adviser has agreed to voluntarily waive and/or reimburse fees and/or expenses so that each class of shares of the Funds' Total Annual Operating Expenses (excluding distribution and/or service fees) will not exceed 1.95%. The Investment Adviser may discontinue or reduce this waiver and/or reimbursement at any time without notice.

The Investment Adviser has delegated the responsibility for making all investment decisions for the Funds to the different Sub-Advisers discussed below. Each Sub-Adviser is responsible for the day-to-day management of its respective Fund. The Investment Adviser has entered into a sub-advisory agreement with each Sub-Adviser, under which the Investment Adviser pays the Sub-Adviser a fee out of its investment advisory fee for services the Sub-Adviser provides. With respect to MFS Research International FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.45% of the Fund’s average daily net assets. With respect to Marsico Growth FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.40% of the Fund’s average daily net assets. With respect to Van Kampen Value FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.35% of the Fund’s average daily net assets. With respect to Franklin Templeton Total Return FDP Fund, the Sub-Adviser receives a fee at the annual rate of 0.25% of the Fund’s average daily net assets.

A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement with the Investment Adviser and the sub-advisory agreement between the Investment Adviser and each Sub-Adviser is included in the FDP Series, Inc.’s annual shareholder report for the fiscal year ended May 31, 2006.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. The Investment Adviser and its affiliates had approximately $1.428 trillion in investment company and other portfolio assets under management as of June 30, 2008.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch, BlackRock Inc., PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. BlackRock and its affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, commodities and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a

Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of a Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for a Fund and may receive compensation for such services. A Fund may also make brokerage and other payments to an Affiliate in connection with a Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board of Directors of FDP Series, Inc., the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that each Fund participates in the securities lending program. For these services, the lending agent may receive a fee from each Fund, including a fee based on the returns earned on a Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

The Sub-Advisers

Massachusetts Financial Services Company (“MFS”) is sub-adviser to the MFS Research International FDP Fund. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Services Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $183 billion as of the quarter ended June 30, 2008. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The MFS Research International FDP Fund is managed by a team of equity research analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments are Jose Luis Garcia and Thomas Melendez. Mr. Garcia and Mr. Melendez are Investment Officers of MFS and both have been employed as portfolio managers and analysts in the investment area of MFS since 2002. Prior to their joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City from 2000 to 2002, and Mr. Melendez was Emerging Market Product Specialist for Schroders Investment Management (North America) from 1999 to 2002.

Marsico Capital Management, LLC (“Marsico”) is the sub-adviser to the Marsico Growth FDP Fund. Marsico is a registered investment adviser. Marsico was founded by Thomas F. Marsico in September 1997. As of December 31, 2007, Marsico had $106 billion in assets under management. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of Marsico Capital, and manages the investment program of the Marsico Growth FDP Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

An indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company, purchased Marsico Capital from an indirect subsidiary of Bank of America Corporation effective December 14, 2007. Marsico Management Equity, LLC, through its subsidiaries, now owns at least 88% of all common equity interests in Marsico Capital on a fully diluted basis (including 100% of all voting interests).

Van Kampen Asset Management (“Van Kampen”) is sub-adviser to the Van Kampen Value FDP Fund. Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen, together with its affiliated asset management companies, has more than $571 billion in assets under management or supervision as of June 30, 2008. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Van Kampen Value FDP Fund is managed by Van Kampen’s Multi-Cap Value team. The team is made up of established investment professionals. Current members of the team jointly and primarily responsible for the day-today management of the Fund’s portfolio are: B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt, each a Managing Director of Van Kampen, James N. Warwick, an Executive Director of Van Kampen and Devin E. Armstrong, a Vice President of Van Kampen.

Mr. Baker is the lead manager of the Fund and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-today management of the Fund and Mr. Baker is responsible for the execution and overall strategy of the Fund.

Mr. Baker joined Van Kampen in 1991 and has twenty-eight years of investment experience. He has been a portfolio manager for the U.S. Value strategy since 1994, when he assumed responsibility for the strategy. He has specific research responsibility for Energy (oil services & drilling), Materials, Telecom Services, Utilities and Industrials. Mr. Baker manages a number of similar strategies — all of which are based upon his philosophy of value investing. Prior to joining Van Kampen, he was a Vice President and Portfolio Manager with Variable Annuity Life Insurance Company. Previously, he was a fixed-income credit analyst at Tenneco Financial Services and worked at Southwestern Life Insurance Company.

Mr. Holt joined Van Kampen in 1999 and has eighteen years of investment experience. He has been a portfolio manager for the U.S. Value strategy since 1999 and has specific research responsibility for Consumer Staples, Consumer Discretionary, and Health Care. Mr. Holt is also a manager for a number of similar strategies — all of which are based upon his philosophy of value investing. Prior to joining Van Kampen, he was a senior research analyst at Strong Capital Management. Previously, he was a portfolio manager/research analyst at Citibank Global Asset Management. He began his career as a senior financial analyst for Harris Trust and Savings Bank.

Mr. Leder joined Van Kampen in 1995 and has eighteen years of investment experience. He has been a portfolio manager for the U.S. Value strategy since 1995 and has specific research responsibilities for Energy (integrated & producers), Financials and Technology. Mr. Leder is also a manager for a number of similar strategies — all of which are based upon his philosophy of value investing. Prior to joining Van Kampen, he was a securities analyst at Salomon Brothers. Previously he has held similar positions at Fidelity Management and Research, Gabelli and Company, and Austin, Calvert and Flavin.

Mr. Armstrong joined Van Kampen in 2004 and has nine years of investment industry experience. He has been a portfolio manager for the U.S. Value strategy since 2007 and has specific research responsibility for Materials. Mr. Armstrong is also a manager for a number of other similar strategies — all of which are based upon his philosophy of value investing. Prior to joining Van Kampen, he was a research associate at William Blair & Company, and prior to that, was a senior analyst at Ibbotson Associates.

Mr. Warwick joined Van Kampen in 2002 and has fifteen years of investment industry experience. He has been a portfolio manager for the U.S. Value strategy since 2007 and has specific research responsibility for Cash Management. Mr. Warwick is also a manager for a number of other similar strategies — all of which are based upon his philosophy of value investing. Prior to joining Van Kampen, he worked at AIM Management Group.

Franklin Advisers, Inc. (“Franklin Advisers”) is sub-adviser to the Franklin Templeton Total Return FDP Fund. Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $580.18 billion in assets as of June 30, 2008. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources.

The team responsible for the management of the Franklin Templeton Total Return FDP Fund includes: Roger Bayston CFA, Senior Vice President of Franklin Advisers. Mr. Bayston has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991. Kent Burns CFA, is a portfolio manager with Franklin Advisers. Mr. Burns has been a manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1994. Christopher J. Molumphy CFA, is an Executive Vice President of Franklin Advisers. Mr. Molumphy has been a manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1988. David Yuen, CFA, is a portfolio manager with Franklin Advisers. Mr. Yuen has been a manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2000.

For more information about each portfolio manager’s compensation, other accounts managed and ownership of Fund shares, please see the Statement of Additional Information.

Legal Proceedings

Franklin Advisers and MFS, the sub-advisers to Franklin Templeton Total Return FDP Fund and MFS Research International FDP Fund, each is involved in pending legal proceedings. For more information, please see Part I of the Funds’ Statement of Additional Information.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends). The information for the fiscal years ended 2008 and 2007 have been derived from financial statements that have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s 2008 Annual Report, which is available upon request. The information for the period July 27, 2005 (commencement of operations) to May 31, 2006, has been derived from financial statements that have been audited by other auditors, whose report, along with each Fund’s financial statements, is included in the Fund’s 2006 Annual Report.

	Institutional
	MFS Research International FDP Fund				Marsico Growth FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,		July 27, 2005† to May 31, 2006
	2008	2007			2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$14.63	$12.21	$10.00		$12.35	$10.70	$10.00

Net investment income (loss)**	0.21	0.16	0.08		0.03	0.02	(0.04)

Net realized and unrealized gain (loss)	0.12 ***	2.76 ***	2.13	***	(0.10)	1.63	0.74

Total from investment operations	0.33	2.92	2.21		(0.07)	1.65	0.70

Dividends and distributions from:
Net investment income	(0.08)	(0.11)	—		—	—	—
Net realized gain	(1.02)	(0.39)	—		—	—	—

Total dividends and distributions	(1.10)	(0.50)	—		—	—	—

Net asset value, end of period	$13.86	$14.63	$12.21		$12.28	$12.35	$10.70

Total Investment Return††

Based on net asset value	2.66%	24.62%	22.10	%‡	(0.57)%	15.42%	7.00	%‡

Ratios to Average Net Assets

Total expenses after waiver	1.32%	1.42%	1.89	%*	1.09%	1.17%	1.60	%*

Total expenses	1.32%	1.42%	2.58	%*	1.09%	1.17%	1.90	%*

Net investment income (loss)	1.55%	1.22%	0.79	%*	0.27%	0.17%	(0.43	)%*

Supplemental Data

Net assets, end of period (000)	$3,571	$2,984	$1,995		$3,184	$2,657	$1,174

Portfolio turnover	69%	70%	67%		67%	44%	31%

*	Annualized.
**	Based on average shares outstanding.
***	Includes redemption fee, which is less than $0.01 per share.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.

Financial Highlights (continued)

	Institutional
	Van Kampen Value FDP Fund				Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,			July 27, 2005† to May 31, 2006
	2008	2007			2008		2007

Per Share Operating Performance

Net asset value, beginning of period	$12.45	$10.50	$10.00		$ 9.86		$ 9.63	$10.00

Net investment income**	0.18	0.19	0.12		0.46		0.43	0.30

Net realized and unrealized gain (loss)	(1.90)	1.86	0.43		(0.02)		0.22	(0.36)

Total from investment operations	(1.72)	2.05	0.55		0.44		0.65	(0.06)

Dividends and distributions from:
Net investment Income	(0.17)	(0.05)	(0.05)		(0.46)		(0.42)	(0.31)
Net realized gain	(0.26)	(0.05)	—	‡‡	(0.04)		—	—	‡‡

Total dividends and distributions	(0.43)	(0.10)	(0.05)		(0.50)		(0.42)	(0.31)

Net asset value, end of period	$10.30	$12.45	$10.50		$ 9.80		$ 9.86	$ 9.63

Total Investment Return††

Based on net asset value	(14.15)%	20.95%	5.56	%‡	4.45%		6.97%	(0.55	)%‡

Ratios to Average Net Assets

Total expenses after waiver	1.02%	1.08%	1.58	%*	0.66%		0.79%	1.28	%*

Total expenses	1.02%	1.08%	1.81	%*	0.66%		0.79%	1.47	%*

Net investment income	1.65%	1.67%	1.31	%*	4.58%		4.37%	3.55	%*

Supplemental Data

Net assets, end of period (000)	$3,131	$2,739	$1,202		$3,091		$2,597	$ 982

Portfolio turnover	25%	26%	14%		288	%***	253%	122%

*	Annualized.
**	Based on average shares outstanding.
***	Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.
‡‡	Amount is less than $(0.01) per share.

Financial Highlights (continued)

	Investor A
	MFS Research International FDP Fund				Marsico Growth FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,		July 27, 2005† to May 31, 2006
	2008	2007			2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$ 14.59	$ 12.19	$ 10.00		$ 12.30	$ 10.69	$ 10.00

Net investment income (loss)**	0.17	0.12	0.13		— ‡‡	(0.01)	(0.04)

Net realized and unrealized gain (loss)	0.12 ***	2.75	2.06		(0.10)	1.62	0.73

Total from investment operations	0.29	2.87	2.19		(0.10)	1.61	0.69

Dividends and distributions from:
Net investment income	(0.06)	(0.10)	—		—	—	—
Net realized gain	(1.00)	(0.37)	—		—	—	—

Total dividends and distributions	(1.06)	(0.47)	—		—	—	—

Net asset value, end of period	$ 13.82	$ 14.59	$ 12.19		$ 12.20	$ 12.30	$ 10.69

Total Investment Return††

Based on net asset value	2.42%	24.24%	21.90	%‡	(0.81)%	15.06%	6.90	%‡

Ratios to Average Net Assets

Total expenses after waiver	1.56%	1.67%	2.15	%*	1.33%	1.42%	1.72	%*

Total expenses	1.56%	1.67%	2.65	%*	1.33%	1.42%	1.76	%*

Net investment income (loss)	1.27%	0.92%	1.36	%*	0.03%	(0.08)%	(0.48	)%*

Supplemental Data

Net assets, end of period (000)	$34,072	$30,747	$15,321		$28,583	$26,181	$12,910

Portfolio turnover	69%	70%	67%		67%	44%	31%

*	Annualized.
**	Based on average shares outstanding.
***	Includes redemption fee, which is less than $0.01 per share.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.
‡‡	Amount is less than $(0.01) per share.

Financial Highlights (continued)

	Investor A

	Van Kampen Value FDP Fund				Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,			July 27, 2005† to May 31, 2006
	2008	2007			2008		2007

Per Share Operating Performance

Net asset value, beginning of period	$ 12.43	$ 10.49	$ 10.00		$ 9.86		$ 9.63	$10.00

Net investment income**	0.15	0.16	0.11		0.43		0.40	0.29

Net realized and unrealized gain (loss)	(1.89)	1.87	0.43		(0.02)		0.23	(0.39)

Total from investment operations	(1.74)	2.03	0.54		0.41		0.63	(0.10)

Dividends and distributions from:
Net investment Income	(0.14)	(0.04)	(0.05)		(0.43)		(0.40)	(0.27)
Net realized gain	(0.26)	(0.05)	—	‡‡	(0.04)		—	—	‡‡

Total dividends and distributions	(0.40)	(0.09)	(0.05)		(0.47)		(0.40)	(0.27)

Net asset value, end of period	$ 10.29	$ 12.43	$ 10.49		$ 9.80		$ 9.86	$9.63

Total Investment Return††

Based on net asset value	(14.29)%	20.65%	5.40	%‡	4.20%		6.71%	(0.76	)%‡

Ratios to Average Net Assets

Total expenses after waiver	1.26%	1.33%	1.69	%*	0.92%		1.04%	1.31	%*

Total expenses	1.26%	1.33%	1.71	%*	0.92%		1.04%	1.32	%*

Net investment income	1.40%	1.42%	1.26	%*	4.32%		4.12%	3.67	%*

Supplemental Data

Net assets, end of period (000)	$27,616	$26,194	$13,135		$37,566		$32,460	$16,018

Portfolio turnover	25%	26%	14%		288	%***	253%	122%

*	Annualized.
**	Based on average shares outstanding.
***	Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.
‡‡	Amount is less than $(0.01) per share.

Financial Highlights (continued)

	Investor B

	MFS Research International FDP Fund				Marsico Growth FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,		July 27, 2005† to May 31, 2006
	2008	2007			2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$14.49	$12.11	$10.00		$12.12	$10.62	$10.00

Net investment income (loss)**	0.05	— ‡‡	0.04		(0.09)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	0.14 ***	2.76 ***	2.07	***	(0.09)	1.60	0.74

Total from investment operations	0.19	2.76	2.11		(0.18)	1.50	0.62

Dividends and distributions from:
Net investment income	(0.02)	(0.06)	—		—	—	—
Net realized gain	(0.94)	(0.32)	—		—	—	—

Total dividends and distributions	(0.96)	(0.38)	—		—	—	—

Net asset value, end of period	$13.72	$14.49	$12.11		$11.94	$12.12	$10.62

Total Investment Return††

Based on net asset value	1.62%	23.34%	21.10	%‡	(1.49)%	14.12%	6.20	%‡

Ratios to Average Net Assets

Total expenses after waiver	2.35%	2.46%	2.92	%*	2.11%	2.20%	2.52	%*

Total expenses	2.35%	2.46%	3.42	%*	2.11%	2.20%	2.57	%*

Net investment income (loss)	0.40%	(0.01)%	0.43	%*	(0.74)%	(0.87)%	(1.30	)%*

Supplemental Data

Net assets, end of period (000)	$5,365	$5,708	$4,169		$4,412	$4,772	$3,362

Portfolio turnover	69%	70%	67%		67%	44%	31%

*	Annualized.
**	Based on average shares outstanding.
***	Includes redemption fee, which is less than $0.01 per share.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.
‡‡	Amount is less than $(0.01) per share.

Financial Highlights (continued)

	Investor B
	Van Kampen Value FDP Fund				Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,			July 27, 2005† to May 31, 2006
	2008	2007			2008		2007

Per Share Operating Performance

Net asset value, beginning of period	$12.36	$10.45	$10.00		$ 9.86		$ 9.63	$10.00

Net investment income**	0.07	0.07	0.04		0.38		0.35	0.25

Net realized and unrealized gain (loss)	(1.89)	1.91	0.43		(0.02)		0.22	(0.39)

Total from investment operations	(1.82)	1.98	0.47		0.36		0.57	(0.14)

Dividends and distributions from:
Net investment Income	(0.05)	(0.02)	(0.02)		(0.38)		(0.34)	(0.23)
Net realized gain	(0.26)	(0.05)	—	‡‡	(0.04)		—	—	‡‡

Total dividends and distributions	(0.31)	(0.07)	(0.02)		(0.42)		(0.34)	(0.23)

Net asset value, end of period	$10.23	$12.36	$10.45		$ 9.80		$ 9.86	$ 9.63

Total Investment Return††

Based on net asset value	(14.99)%	19.67%	4.76	%‡	3.66%		6.15%	(1.19	)%‡

Ratios to Average Net Assets

Total expenses after waiver	2.05%	2.12%	2.49	%*	1.45%		1.57%	1.85	%*

Total expenses	2.05%	2.12%	2.52	%*	1.45%		1.57%	1.86	%*

Net investment income	0.60%	0.63%	0.45	%*	3.80%		3.59%	3.12	%*

Supplemental Data

Net assets, end of period (000)	$4,303	$5,002	$3,671		$4,138		$4,377	$3,395

Portfolio turnover	25%	26%	14%		288	%***	253%	122%

*	Annualized.
**	Based on average shares outstanding.
***	Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.
‡‡	Amount is less than $(0.01) per share.

Financial Highlights (continued)

	Investor C
	MFS Research International FDP Fund				Marsico Growth FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,		July 27, 2005† to May 31, 2006
	2008	2007			2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$ 14.48	$ 12.11	$ 10.00		$ 12.13	$ 10.62	$ 10.00

Net investment income (loss)**	0.07	0.02	0.06		(0.09)	(0.10)	(0.11)

Net realized and unrealized gain (loss)	0.10 ***	2.74 ***	2.05	***	(0.10)	1.61	0.73

Total from investment operations	0.17	2.76	2.11		(0.19)	1.51	0.62

Dividends and distributions from:
Net investment income	(0.02)	(0.07)	—		—	—	—
Net realized gain	(0.94)	(0.32)	—		—	—	—

Total dividends and distributions	(0.96)	(0.39)	—		—	—	—

Net asset value, end of period	$ 13.69	$ 14.48	$ 12.11		$ 11.94	$ 12.13	$ 10.62

Total Investment Return††

Based on net asset value	1.57%	23.39%	21.10	%‡	(1.57)%	14.22%	6.20	%‡

Ratios to Average Net Assets

Total expenses after waiver	2.32%	2.44%	2.92	%*	2.09%	2.19%	2.51	%*

Total expenses	2.32%	2.44%	3.41	%*	2.09%	2.19%	2.55	%*

Net investment income (loss)	0.51%	0.18%	0.57	%*	(0.74)%	(0.85)%	(1.27	)%*

Supplemental Data

Net assets, end of period (000)	$153,414	$135,866	$65,729		$127,254	$114,454	$54,566

Portfolio turnover	69%	70%	67%		67%	44%	31%

*	Annualized.
**	Based on average shares outstanding.
***	Includes redemption fee, which is less than $0.01 per share.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.

Financial Highlights (concluded)

	Investor C
	Van Kampen Value FDP Fund				Franklin Templeton Total Return FDP Fund
	Year Ended May 31,		July 27, 2005† to May 31, 2006		Year Ended May 31,			July 27, 2005† to May 31, 2006
	2008	2007			2008		2007

Per Share Operating Performance

Net asset value, beginning of period	$ 12.35	$ 10.45	$ 10.00		$ 9.86		$ 9.63	$ 10.00

Net investment income**	0.07	0.07	0.04		0.37		0.35	0.25

Net realized and unrealized gain (loss)	(1.89)	1.90	0.44		(0.01)		0.22	(0.40)

Total from investment operations	(1.82)	1.97	0.48		0.36		0.57	(0.15)

Dividends and distributions from:
Net investment Income	(0.06)	(0.02)	(0.03)		(0.38)		(0.34)	(0.22)
Net realized gain	(0.26)	(0.05)	—	‡‡	(0.04)		—	— ‡‡

Total dividends and distributions	(0.32)	(0.07)	(0.03)		(0.42)		(0.34)	(0.22)

Net asset value, end of period	$ 10.21	$ 12.35	$ 10.45		$ 9.80		$ 9.86	$ 9.63

Total Investment Return††

Based on net asset value	(15.00)%	19.67%	4.78	%‡	3.62%		6.10%	(1.23)%‡

Ratios to Average Net Assets

Total expenses after waiver	2.02%	2.11%	2.47	%*	1.48%		1.62%	1.90%*

Total expenses	2.02%	2.11%	2.50	%*	1.48%		1.62%	1.91%*

Net investment income	0.63%	0.65%	0.48	%*	3.75%		3.54%	3.07%*

Supplemental Data

Net assets, end of period (000)	$122,891	$115,710	$56,102		$164,222		$135,750	$68,162

Portfolio turnover	25%	26%	14%		288	%***	253%	122%

*	Annualized.
**	Based on average shares outstanding.
***	Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.
†	Commencement of operations.
††	Total investment returns exclude the effects of any sales charges.
‡	Aggregate total investment return.
‡‡	Amount is less than $(0.01) per share.

FUND
FDP Series, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(800) 441-7762

INVESTMENT ADVISER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS
Massachusetts Financial
Services Company
500 Boylston Street
Boston, Massachusetts 02116

Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, Colorado 80202

Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo California 94403-1996

TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR
BlackRock Investments, Inc.
40 East 52nd Street
New York, New York 10022

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

For More Information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about each Fund's is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund’s investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated September 29, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with each Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence

FDP Series, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

FDP Series, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of each Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-21744

Code # FDP-MF-PR-0908

STATEMENT OF ADDITIONAL INFORMATION

FDP Series, Inc.

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. 1-800-441-7762

     This Statement of Additional Information of MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (each, a “Fund” and collectively, the “Funds”), each a series of FDP Series, Inc. (the “Corporation”), is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated September 29, 2008, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained without charge, by calling 1-800-441-7762 or by writing to a Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Funds’ Prospectus. Each Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to the Corporation’s 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time Monday through Friday.

BlackRock Advisors, LLC — Investment Adviser

BlackRock Investments, Inc. — Distributor

The date of this Statement of Additional Information is September 29, 2008

TABLE OF CONTENTS

Part I
Investment Objectives and Policies	I-1
Investment Restrictions	I-6
Information on Directors and Officers	I-7
Management and Advisory Arrangements	I-14
Information on Sales Charges and Distribution Related Expenses	I-24
Computation of Offering Price	I-26
Portfolio Transactions and Brokerage	I-27
Fund Performance	I-29
Additional Information	I-30
Legal Proceedings	I-32
Financial Statements	I-33

Part II
Investment Risks and Considerations	II-1
Management and Other Service Arrangements	II-37
Purchase of Shares	II-47
Redemption of Shares	II-55
Shareholder Services	II-56
Pricing of Shares	II-59
Portfolio Transactions and Brokerage	II-60
Dividends and Taxes	II-63
Performance Data	II-67
Proxy Voting Policies and Procedures	II-69
General Information	II-69
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1
Appendix E	E-1

PART I: INFORMATION ABOUT FDP SERIES, INC.

     Part I of this Statement of Additional Information sets forth information about the MFS Research International FDP Fund, the Marsico Growth FDP Fund, the Van Kampen Value FDP Fund and the Franklin Templeton Total Return FDP Fund, each a series of the Corporation. It includes information about the Corporation’s Board of Directors, the advisory services provided to and the management fees paid by each Fund, and information about other fees to be paid by and services to be provided to each Fund. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I. Investment Objectives and Policies

MFS Research International FDP Fund

     The investment objective of the MFS Research International FDP Fund is capital appreciation. This is a non-fundamental policy of the MFS Research International FDP Fund and may be changed by the Board of Directors without shareholder approval. The MFS Research International FDP Fund is classified as an open-end diversified investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There can be no guarantee that the MFS Research International FDP Fund’s investment objective will be achieved.

     The Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that Massachusetts Financial Services Company (“MFS”) believes have above-average earnings growth potential compared to other companies (growth companies), on companies it believes are undervalued compared to their perceived worth (value companies), or on a combination of growth and value companies. Under normal market conditions, the Fund will be invested in a number of different countries throughout the world. However, MFS may invest a relatively high percentage of the Fund’s assets in a single country, a small number of countries, or a particular geographic region. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in securities with any market capitalization.

     A team of investment research analysts selects portfolio securities for the Fund. MFS allocates the Fund’s assets to analysts by broad market sectors.

     MFS uses a bottom up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

     The Fund will normally invest a portion of its assets in U.S. dollars or in short-term instruments, such as money market securities and repurchase agreements for temporary emergency purposes or to meet redemptions. The Fund may also invest, without limit, in short-term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when Fund management believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Fund’s ability to achieve its investment objective.

     The Fund may invest in derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments. The derivatives that the Fund may use include futures, forwards, options, indexed and inverse securities and swaps.

     The Fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds.

Marsico Growth FDP Fund

     The investment objective of the Marsico Growth FDP Fund is long-term growth of capital. This is a non-fundamental policy of the Marsico Growth FDP Fund and may be changed by the Board of Directors without shareholder approval. The Marsico Growth FDP Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. The Marsico Growth FDP Fund also may invest up to 25% of its assets in equity securities of companies located in countries other than the United States. The Marsico Growth FDP Fund is classified as an open-end diversified investment company under the Investment Company Act. There can be no guarantee that the Marsico Growth FDP Fund’s investment objective will be achieved.

     The Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. The Fund may at times hold a limited number of additional common stocks such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may hold up to 25% of its assets in foreign securities and American Depositary Receipts (“ADRs”).

     In selecting investments for the Fund, Marsico Capital Management LLC (“Marsico”) uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

     The “top-down” approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

     Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

     As part of this fundamental, bottom-up research, Marsico may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

     Marsico may reduce or sell investments in portfolio securities if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere or for other reasons.

     The Fund’s core investments may include established companies and securities that offer long-term growth potential. However, the Fund also may typically include more securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

     The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

     The Fund may also invest in securities that aren’t part of its principal investment strategies, but it won’t hold more than 10% of its assets in any one type of these securities; including: convertible securities, corporate debt securities, preferred stock, illiquid securities, high-yield/lower-rated debt securities; private placements and other restricted securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities. There are no restrictions on the maturity of the debt securities in which the Fund may invest.

     The Fund may use derivatives to hedge its investment portfolio against market and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include futures, options, indexed securities and inverse securities, stripped securities, warrants and swap contracts, and forward foreign currency exchange contracts.

     As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

The Van Kampen Value FDP Fund

     The investment objective of the Van Kampen Value FDP Fund is capital growth and income. This is a non-fundamental policy of the Van Kampen Value FDP Fund and may be changed by the Board of Directors without shareholder approval. The Van Kampen Value FDP Fund seeks to achieve this investment objective by investing primarily in a diversified portfolio of equity securities of companies located in the United States. The Van Kampen Value FDP Fund also may invest up to 25% of its assets in equity securities of companies located in countries other than the United States. The Van Kampen Value FDP Fund is classified as an open-end diversified investment company under the Investment Company Act. There can be no guarantee that the Van Kampen Value FDP Fund’s investment objective will be achieved.

     In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income. The Fund emphasizes a value style of investing seeking well-established, undervalued companies. Fund management generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Fund may invest in securities of small-, medium- or large-sized companies. Small- and medium-sized companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized companies.

     The Fund may dispose of a security whenever, in the opinion of Fund management, factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

     Under normal market conditions, Fund management seeks to achieve the Fund’s investment objective by investing in equity securities consisting principally of common stocks, and also may invest in other equity securities, including preferred stocks and securities convertible into common and preferred stocks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment.

     The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

     The Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest.

     As a temporary measure for defensive purposes, the Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may adversely affect the Fund’s ability to meet its investment objective.

     The Fund may use derivatives to hedge its investment portfolio against market and currency risks and to enhance return. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Fund may use include futures, forwards, options, indexed securities and inverse securities.

     For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

     The Fund may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forgo other investment opportunities.

     The Fund generally holds up to 10% of its total assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity (collectively, “temporary investments”). High-quality short-term debt investments include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, banker’s acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. Investment grade corporate debt securities include securities rated within the four highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s (“S&P”). The market prices of such debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities may decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities tend to fluctuate more in response to changes in interest rates than shorter-term securities. Securities rated Baa by Moody’s or BBB by S&P are in the lowest of the four investment grades and are considered by the rating agencies to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

     The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when Fund management believes the potential for capital growth or income has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if Fund management considers portfolio changes appropriate.

Franklin Templeton Total Return FDP Fund

     The primary investment objective of the Franklin Templeton Total Return FDP Fund is to provide shareholders with high current income, consistent with preservation of capital. As a secondary objective, the Franklin Templeton Total Return FDP Fund seeks capital appreciation over the long-term. These investment objectives are non-fundamental policies of the Franklin Templeton Total Return FDP Fund and may be changed by the Board of Directors without shareholder approval. There can be no assurance that the objectives of the Franklin Templeton Total Return FDP Fund can be achieved. The Franklin Templeton Total Return FDP Fund is classified as an open-end diversified investment company under the Investment Company Act.

     Under normal market conditions, the Fund invests at least 80% of its assets in investment grade debt securities. The Fund focuses on government and corporate debt securities and mortgage and asset-backed securities. The Fund generally invests in investment grade securities or in unrated securities Fund management determines are comparable. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital.

     Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The mortgage securities purchased by the Fund are generally issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may also invest in stripped mortgage-backed securities. The stripped mortgage-backed securities in which the Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage-backed securities.

     Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. Other Fund investments in U.S. government securities may include securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although U.S. government-sponsored entities may be chartered by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. government. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yield of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

     Asset-backed securities are securities backed by loans, leases, and other receivables.

     The Fund may also invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns money on a mortgage dollar roll from any difference between the sale price and the future purchase price, as well as the interest earned on the cash proceeds of the initial sale.

     In order to effectively manage cash flows in or out of the Fund, the Fund may buy and sell financial futures contracts or options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or securities at a specified future date and price. The Fund uses futures contracts on U.S. Treasury securities to help manage risks relating to interest rates and other market factors, to increase liquidity, to invest in particular instruments in more efficient or less expensive ways, and to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove Fund assets from exposure to the market.

     The Fund also may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate.

     In choosing investments, Fund management selects securities in various market sectors based on Fund management’s assessment of changing economic, market, industry and issuer conditions. Fund management uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Fund management evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.

     The Fund may invest up to 25% of its total assets in foreign securities and up to 20% of its total assets in non-U.S. dollar denominated securities.

     The Fund may invest up to 20% of its total assets in non-investment grade debt securities sometimes called junk bonds, including up to 5% in securities rated lower than B by S&P or Moody’s, which may include defaulted securities.

     Under unusual market or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, repurchase agreements, cash or other high quality fixed-income securities that are consistent with the Fund’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Fund’s shares or for the Fund to achieve its investment objectives.

     The Fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

     The Fund may also invest in preferred stocks, repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. The Fund may also invest up to 15% of its net assets in illiquid securities.

II. Investment Restrictions

     The Corporation, on behalf of each Fund, has adopted restrictions and policies relating to the investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Corporation, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

     Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

     Under its fundamental investment restrictions, each Fund (unless otherwise noted) may not:

     (1) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

     (2) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     (3) Make investments for the purpose of exercising control or management. Investments by the Marsico Growth FDP Fund, the Van Kampen Value FDP Fund and the MFS Research International FDP Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (5) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission. (For purposes of this restriction, corporate debt securities include corporate loans purchased in the secondary market).

     (6) Issue senior securities to the extent such issuance would violate applicable law.

     (7) Borrow money, except that (i) a Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Fund’s investment policies as set forth in the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     (8) Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Funds’ Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under its non-fundamental investment restrictions, each Fund (unless otherwise noted) may not:

     (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time that the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

     (b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

     (c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

     (d) With respect to each Fund, notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that each Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Fund, as applicable. Such leveraging or borrowing increases the exposure of a Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. Each Fund will not purchase securities while borrowing exceeds 5% of its total assets.

     Except with respect to investment restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (2) above, the Funds use the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

     In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, each Fund will, for purposes of fundamental investment restriction (1) above, treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

III. Information on Directors and Officers

     The Board of Directors (the “Board”) of the Funds consists of fifteen individuals (each, a “Director”), twelve of whom are not “interested persons” of the Funds as defined in the Investment Company Act (the “non-interested

Directors”). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

     The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez, and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Funds’ independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Funds and their service providers with respect to accounting and financial matters; (6) oversee the performance of the Funds’ internal audit functions provided by their investment advisers, administrators, pricing agents or other service providers; (7) oversee policies, procedures and controls regarding valuation of the Funds’ investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended May 31, 2008, the newly constituted Audit Committee met three times.

     The members of the Governance and Nominating Committee (the “Nominating Committee”) are Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Funds and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended May 31, 2008, the newly constituted Governance Committee met twice.

     The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Funds and their service providers; (2) review information on and, where appropriate, recommend policies concerning the Funds’ compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Funds’ Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended May 31, 2008, the newly constituted Compliance Committee met four times.

     The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot, and John O’Brien, all of whom are non-interested Directors, and Richard S. Davis, who serves as an interested Director for certain other BlackRock-advised funds. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Funds’ investment performance relative to their agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the

Performance Oversight Committee. During the fiscal year ended May 31, 2008, the newly constituted Performance Oversight Committee met twice.

     Prior to November 1, 2007, the Board then in office had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Directors. During the fiscal year ended May 31, 2008, the Audit Committee then in office met once and the Nominating Committee then in office did not meet.

Biographical Information

     Certain biographical and other information relating to the Directors of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address and Year of Birth	Position(s ) Held with Funds	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors(a)

James H. Bodurtha(c)	Director	2007 to	Director, The China Business Group,	37 Funds	None
40 East 52nd Street		present	Inc. (consulting firm) since 1996 and	104 Portfolios
New York, NY 10022			formerly Executive Vice President
1944			thereof from 1996 to 2003; Chairman
of the Board, Berkshire Holding
Corporation since 1980.

Bruce R. Bond	Director	2007 to	Formerly Trustee and Member of the	37 Funds	None
40 East 52nd Street		present	Governance Committee, State Street	104 Portfolios
New York, NY 10022			Research Mutual Funds from 1997 to
1946			2005; Formerly Board Member of
Governance, Audit and Finance
Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.

Donald W. Burton	Director	2002 to	Managing General Partner, The Burton	37 Funds	Knology, Inc.
40 East 52nd Street		present	Partnership, LP (an investment	104 Portfolios	(telecommu-
New York, NY 10022			partnership) since 1979; Managing		nications);
1944			General Partner, The South Atlantic		Capital
			Venture Funds since 1983; Member of		Southwest
			the Investment Advisory Council of the		(financial)
Florida State Board of Administration
from 2001 to 2007.

Honorable Stuart E.	Director	2007 to	Partner and Head of International	37 Funds	UPS
Eizenstat(d)		present	Practice, Covington and Burling (law	104 Portfolios	Corporation
40 East 52nd Street			firm) since 2001; International		(delivery
New York, NY 10022			Advisory Board Member, The Coca		service)
1943			Cola Company since 2002; Advisory
Board Member BT Americas
(telecommunications) since 2004;
Member of the Board of Directors,
Chicago Climate Exchange
(environmental) since 2006; Member
of the International Advisory Board
GML (energy) since 2003.

Kenneth A. Froot	Director	2007 to	Professor, Harvard University since	37 Funds	None
40 East 52nd Street		present	1992.	104 Portfolios
New York, NY 10022
1957

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Robert M.	Director	2007 to	Formerly Director, Vice Chairman and	37 Funds	ACE Limited
Hernandez(e)		present	Chief Financial Officer of USX	104 Portfolios	(insurance
40 East 52nd Street			Corporation (energy and steel business)		company);
New York, NY 10022			from 1991 to 2001.		Eastman
1944					Chemical
Company
(chemical);
RTI
International
Metals, Inc.
(metals);
TYCO
Electronics
(electronics)

John F. O’Brien	Director	2005 to	Trustee, Woods Hole Oceanographic	37 Funds	Cabot
40 East 52nd Street		present	Institute since 2003; Formerly	104 Portfolios	Corporation
New York, NY 10022			Director, Allmerica Financial		(chemicals);
1943			Corporation from 1995 to 2003;		LKQ
			Formerly Director, ABIOMED from		Corporation
			1989 to 2006; Formerly Director,		(auto parts
			Ameresco, Inc. (energy solutions		manufacturing);
			company) from 2006 to 2007.		TJX
Companies,
Inc. (retailer)

Roberta Cooper	Director	2007 to	Shareholder, Modrall, Sperling, Roehl,	37 Funds	None
Ramo		present	Harris & Sisk, P.A. (law firm) since	104 Portfolios
40 East 52nd Street			1993; Chairman of the Board, Cooper’s
New York, NY 10022			Inc., (retail) since 2000; Director of
1942			ECMC Group (service provider to
students, schools and lenders) since
2001; President Elect, The American
Law Institute, (non-profit), 2007;
Formerly President, American Bar
Association from 1995 to 1996.

Jean Margo Reid	Director	2007 to	Self-employed consultant since 2001;	37 Funds	None
40 East 52nd Street		present	Director and Secretary, SCB, Inc.	104 Portfolios
New York, NY 10022			(holding company) since 1998;
1945			Director and Secretary, SCB Partners,
Inc. (holding company) since 2000;
Formerly Director, Covenant House
(non-profit) from 2001 to 2004.

David H. Walsh(f)	Director	2005 to	Director, National Museum of Wildlife	37 Funds	None
40 East 52nd Street		present	Art since 2007; Director, Ruckleshaus	104 Portfolios
New York, NY 10022			Institute and Haub School of Natural
1941			Resources at the University of
Wyoming since 2006; Director, The
American Museum of Fly Fishing
since 1997; Formerly Consultant with
Putnam Investments from 1993 to
2003; Formerly Director, The National
Audubon Society from 1998 to 2005.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fred G. Weiss(g)	Director	2007 to	Managing Director, FGW Associates	37 Funds	Watson
40 East 52nd Street		present	(consulting and investment company)	104 Portfolios	Pharmaceutical
New York, NY 10022			since 1997; Director, Michael J. Fox		Inc.
1941			Foundation for Parkinson’s Research
since 2000; Formerly Director of BTG
International Plc (a global technology
commercialization company) from
2001 to 2007.

Richard R. West	Director	2005 to	Dean Emeritus, New York University’s	37 Funds	Bowne & Co.,
40 East 52nd Street		present	Leonard N. Stern School of Business	104 Portfolios	Inc. (financial
New York, NY 10022			Administration since 1995.		printers);
1938					Vornado
Realty Trust
(real estate
company);
Alexander’s
Inc. (real estate
company)

Interested Directors(a),(h)

Richard S. Davis	Director	2007 to	Managing Director, BlackRock, Inc.	185 Funds	None
40 East 52nd Street		present	since 2005; Formerly Chief Executive	295 Portfolios
New York, NY 10022			Officer, State Street Research &
1945			Management Company from 2000 to
2005; Formerly Chairman of the Board
of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
Formerly Chairman, SSR Realty from
2000 to 2004.

Laurence D. Fink	Director	2007 to	Chairman and Chief Executive Officer	37 Funds	None
40 East 52nd Street		present	of BlackRock, Inc. since its formation	104 Portfolios
New York, NY 10022			in 1998 and of BlackRock, Inc.’s
1952			predecessor entities since 1988 and
Chairman of the Executive and
Management Committees; Formerly
Managing Director, The First Boston
Corporation, Member of its
Management Committee, Co-head of
its Taxable Fixed Income Division and
Head of its Mortgage and Real Estate
Products Group; Chairman of the
Board of several of BlackRock’s
alternative investment vehicles;
Director of several of BlackRock’s
offshore funds; Member of the Board
of Trustees of New York University,
Chair of the Financial Affairs
Committee and a member of the
Executive Committee, the Ad Hoc
Committee on Board Governance, and
the Committee on Trustees; Co-
Chairman of the NYU Hospitals
Center Board of Trustees, Chairman of
the Development/Trustee Stewardship
Committee and Chairman of the
Finance Committee; Trustee, The
Boys’ Club of New York.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Henry Gabbay	Director	2007 to	Consultant, BlackRock, Inc. since	184 Funds	None
40 East 52nd Street		present	2007; Formerly Managing Director,	294 Portfolios
New York, NY 10022			BlackRock, Inc. from 1989 to 2007;
1947			Formerly Chief Administrative Officer,
BlackRock Advisors, LLC from 1998
to 2007; Formerly President of
BlackRock Funds and BlackRock
Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

(a)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

(b)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each Director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

(c)	Chairman of the Compliance Committee.

(d)	Chairman of the Governance and Nominating Committee.

(e)	Chairman of the Board of Directors.

(f)	Chairman of the Performance Oversight Committee.

(g)	Vice-Chairman of the Board of Directors and Chairman of the Audit Committee.

(h)	Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates.

     Certain biographical and other information relating to the officers of the Funds is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Fund Officers(a)

Donald C. Burke	President	2007 to	Managing Director of BlackRock, Inc.	195 registered	None
40 East 52nd Street	and Chief	present	since 2006; Formerly Managing	investment
New York, NY 10022	Executive		Director of Merrill Lynch Investment	companies
1960	Officer		Managers, L.P. (“MLIM”) and Fund	consisting of
			Asset Management, L.P. (“FAM”) in	305 portfolios
2006; First Vice President thereof from
1997 to 2005; Treasurer thereof from
1999 to 2006 and Vice President
thereof from 1990 to 1997.

Anne F. Ackerley	Vice	2007 to	Managing Director of BlackRock, Inc.	185 registered	None
40 East 52nd Street	President	present	since 2000; Chief Operating Officer of	investment
New York, NY 10022			BlackRock’s U.S. Retail Group since	companies
1962			2006; Head of BlackRock’s Mutual	consisting of
			Fund Group from 2000 to 2006;	295 portfolios
Merrill Lynch & Co., Inc. from 1984
to 1986 and from 1988 to 2000, most
recently as First Vice President and
Operating Officer of the Mergers and
Acquisitions Group.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc.	185 registered	None.
40 East 52nd Street	Financial	present	since 2006; Formerly Senior Vice	investment
New York, NY 10022	Officer		President and Line of Business Head of	companies
1966			Fund Accounting and Administration	consisting of
			at PNC Global Investment Servicing	295 portfolios
(U.S.) Inc. (formerly PFPC Inc.) from
1992 to 2006.

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc.	185 registered	None
40 East 52nd Street		present	since 2007 and Director in 2006;	investment
New York, NY 10022			Formerly Assistant Treasurer of the	companies
1970			MLIM/FAM advised funds from 2005	consisting of
			to 2006; Director of MLIM Fund	295 portfolios
Services Group from 2001 to 2006.

Brian P. Kindelan	Chief	2007 to	Chief Compliance Officer of the	185 registered	None
40 East 52nd Street	Compliance	present	BlackRock-advised Funds since 2007;	investment
New York, NY 10022	Officer		Anti-Money Laundering Officer of the	companies
1959			BlackRock-advised Funds since 2007;	consisting of
			Managing Director and Senior Counsel	295 portfolios
of BlackRock, Inc. since 2005;
Director and Senior Counsel of
BlackRock Advisors, Inc. from 2001 to
2004 and Vice President and Senior
Counsel thereof from 1998 to 2000;
Formerly Senior Counsel of The PNC
Bank Corp. from 1995 to 1998.
Howard Surloff	Secretary	2007 to	Managing Director of BlackRock, Inc.	185 registered	None
40 East 52nd Street		present	and General Counsel of U.S. Funds at	investment
New York, NY 10022			BlackRock, Inc. since 2006; Formerly	companies
1965			General Counsel (U.S.) of Goldman	consisting of
			Sachs Asset Management, L.P. from	295 portfolios
1993 to 2006.

(a)	Officers of the Funds serve at the pleasure of the Board of Directors.

Share Ownership

     Information relating to each Director’s share ownership in the Funds and in all registered funds in the BlackRock-advised funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Director(a)	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Directors:
Richard S. Davis	None	Over $100,000
Laurence D. Fink	None	Over $100,000
Henry Gabbay	None	Over $100,000
Non-Interested Directors:
James H. Bodurtha	None	Over $100,000
Bruce R. Bond	None	Over $100,000
Donald W. Burton	None	None
Honorable Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	Over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	None	Over $100,000
Jean Margo Reid	None	Over $100,000
David H. Walsh	None	Over $100,000
Fred G. Weiss	None	Over $100,000
Richard R. West	None	Over $100,000

(a)	Each of the Directors assumed office on November 1, 2007. Directors of the Funds may purchase Institutional shares of the Funds. The Directors anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

     As of September 5, 2008, the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2007, none of the non-interested Directors of the Corporation or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or the Distributor.

Compensation of Directors

     Each Director who is a non-interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively. The Funds compensate the Chief Compliance Officer for his services as their Chief Compliance Officer. The Funds may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

     The following table sets forth the compensation earned by the non-interested Directors for the fiscal year ended May 31, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Aggregate Compensation from the Funds	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Funds and Other BlackRock-Advised Funds
James H. Bodurtha(b)	$4,331	None	$296,014.50
Bruce R. Bond	$4,186	None	$216,500.00
Donald W. Burton	$4,186	None	$158,791.66
Honorable Stuart E. Eizenstat(c)	$4,331	None	$216,916.67
Kenneth A. Froot	$3,625	None	$250,135.87
Robert M. Hernandez(d)	$4,562	None	$224,833.33
John F. O’Brien	$4,186	None	$158,791.66
Roberta Cooper Ramo	$4,186	None	$250,135.87
Jean Margo Reid.	$4,186	None	$171,433.48
David H. Walsh(e)	$4,331	None	$162,958.33
Fred G. Weiss(f)	$4,475	None	$183,160.41
Richard R. West	$4,186	None	$171,433.48

(a)	Each of the non-interested Directors assumed office on November 1, 2007. For the number of BlackRock advised Funds from which each Director receives compensation see the Biographical Information Chart beginning on page I-9.

(b)	Chairman of the Compliance Committee.

(c)	Chairman of the Governance and Nominating Committee.

(d)	Chairman of the Board of Directors.

(e)	Chairman of the Performance Oversight Committee.

(f)	Vice Chairman of the Board of Directors and Chairman of the Audit Committee.

IV. Management and Advisory Arrangements

     The Corporation, on behalf of each Fund, has entered into an investment advisory agreement with the Investment Adviser (the “Advisory Agreement”) pursuant to which the Investment Adviser receives as compensation for its services to the Funds, at the end of each month, a fee with respect to each Fund at the annual rate (i) of 0.90% of the average daily net assets of the MFS Research International FDP Fund; (ii) 0.80% of the average daily net assets of the Marsico Growth FDP Fund; (iii) 0.70% of the average daily net assets of the Van Kampen Value FDP Fund and (iv) 0.40% of the average daily net assets of the Franklin Templeton Total Return FDP Fund. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Funds’ investment adviser and was compensated according to the same advisory fee rates.

     The Investment Adviser with respect to each Fund has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisers set forth below, pursuant to which the sub-adviser provides certain investment advisory services to the Investment Adviser with respect to a Fund. Each sub-adviser receives compensation for its services out of the Investment Adviser’s management fee.

Fund	Sub-Adviser	Fees Paid for Fiscal Year Ended May 31, 2008*
MFS Research International FDP Fund	Massachusetts Financial Services Company	$837,009
Marsico Growth FDP Fund	Marsico Capital Management, LLC	$637,117
Van Kampen Value FDP Fund	Van Kampen Asset Management	$538,087
Franklin Templeton Total Return FDP Fund	Franklin Advisers, Inc.	$480,765

*	These amounts are estimates.

     The table below sets forth information about the total investment advisory fees paid by each Fund to the Investment Adviser and to FAM, the Funds’ previous investment adviser, and the amount waived for the periods indicated:

Fiscal Year Ended May 31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
2008
Fees Paid to the Investment Adviser	$1,669,175	$1,270,651	$1,073,145	$798,413
Fees Waived by the Investment Adviser	$ 0	$ 0	$ 0	$ 0

2007
Fees Paid to FAM*	$ 295,316	$ 217,600	$ 197,188	$138,592
Fees Paid to the Investment Adviser**	$ 869,200	$ 653,408	$ 575,678	$390,997
Fees Waived by FAM*	$ 338	$ 0	$ 0	$ 0
Fees Waived by the Investment Adviser**	$ 0	$ 0	$ 0	$ 0

2006***
Fees Paid to FAM	$ 348,277	$ 260,033	$ 225,695	$156,694
Fees Waived by FAM	$ 196,089	$ 18,495	$ 13,269	$ 8,467

*	For the period June 1, 2006 to September 29, 2006.

**	For the period September 29, 2006 to May 31, 2007.

***	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

     Pursuant to the Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Funds. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     Organization of the Sub-Advisers.

     MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Services Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $183 billion as of the quarter ended June 30, 2008. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     Marsico is a registered investment adviser. Marsico was founded by Thomas F. Marsico in September 1997. As of December 31, 2007, Marsico had $106 billion in assets under management. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

     An indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company, purchased Marsico Capital from an indirect subsidiary of Bank of America Corporation effective December 14, 2007. Marsico Management Equity, LLC, through its subsidiaries, now owns at least 88% of all common equity interests in Marsico Capital on a fully diluted basis (including 100% of all voting interests).

     Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen, together with its affiliated asset management companies, has more than $571 billion in assets under management or supervision as of June 30, 2008. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

     Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $580.18 billion in assets as of June 30, 2008. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources.

Portfolio Manager Information

     MFS Research International FDP Fund

     The MFS Research International FDP Fund is managed by a committee of research analysts under the general supervision of Jose Luis Garcia and Thomas Melendez. Messrs. Garcia and Melendez are the Fund’s co-portfolio managers.

     Other Funds and Accounts Managed by Portfolio Managers

     The following table sets forth information about funds and accounts other than the MFS Research International FDP Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jose Luis Garcia	4	$ 9.5 billion	1	$761.5 million	1	$106.0 million
Thomas Melendez	6	$11.1 billion	1	$761.5 million	0	N/A

     Advisory fees are not based upon performance of any of the accounts identified in the table above.

     Fund Ownership

     As of May 31, 2008, neither portfolio manager listed above beneficially owned shares of the MFS Research International FDP Fund.

     Portfolio Manager Compensation

     Portfolio manager total cash compensation is a combination of base salary and performance bonus:

  Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.
  Performance Bonus — Generally, the performance bonus represents a majority of portfolio manager total cash compensation.

     With respect to Jose Luis Garcia, the performance bonus is based on a combination of quantitative and qualitative factors.

     The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2007, the following benchmarks were used:

Benchmark	Benchmark

JP Morgan Global Government Bond Index	Lipper Variable International Growth Funds

Lipper Global Large-Cap Value Funds	MSCI EAFE Index

Lipper International Multi-Cap Core Funds	MSCI Emerging Markets Latin America Index

Lipper Latin America Funds	S&P/Citigroup Latin America Extended Market Index

Lipper Variable International Core Funds

     Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

     The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     With respect to Thomas Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance).

     Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

     Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

     Potential Conflicts of Interest

     MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

     The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

     When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

     MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund – for instance, those that pay a higher advisory fee and/or have a performance fee.

Marsico Growth FDP Fund

     Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, LLC (“MCM”) and manages the Marsico Growth FDP Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

     Other Funds and Accounts Managed by Portfolio Manager

     As of May 31, 2008, Mr. Marsico managed: (a) 37 other registered investment companies with total assets of $39,552,915,000, (b) 14 accounts for other pooled investment vehicles with total assets of $2,418,680,000, and (c) 175 other accounts with total assets of $27,753,302,000 (one of the ‘other accounts’ is a wrap fee platform which includes 29,087 underlying clients for total assets of $11,747,400,000).

     As of May 31, 2008, Mr. Marsico managed no accounts that are subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account.

     Potential Conflicts of Interest

     As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

     The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

     MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

     Fund Ownership

     None. (MCM’s Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

     Portfolio Manager Compensation

     The compensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from MCM. In addition, MCM’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.

     As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Van Kampen Value FDP Fund

     The Van Kampen Value FDP Fund’s portfolio is managed within Van Kampen’s Multi-Cap Value team. Current members of the Multi-Cap Value team include B. Robert Baker, Jason S. Leder, and Kevin C. Holt, Managing Directors of Van Kampen James N. Warwick, an Executive Director of Van Kampen and Devin E. Armstrong, a vice president of Van Kampen.

     B. Robert Baker, who is the Fund’s lead portfolio manager, has worked for Van Kampen since 1991 and has managed the Fund since its inception. Jason S. Leder has worked for Van Kampen since 1995 and has managed the Fund since its inception. Kevin C. Holt has worked for Van Kampen since 1999 and has managed the Fund since its inception. Devin E. Armstrong has worked for Van Kampen since 2004, and has managed the Fund since 2007. James N. Warwick has worked for Van Kampen since 2002 and has managed the Fund since 2007.

     All portfolio managers who work on the portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. The Multi-Cap Value Team generally meets formally every Tuesday to discuss the portfolio. The meeting is open for debate with all the managers providing their opinions and ideas. Lead portfolio manager, B. Robert Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

     The composition of the team may change without notice from time to time.

     Other Funds and Accounts Managed by the Portfolio Managers.

     As of June 30, 2008, B. Robert Baker managed 18 mutual funds with a total of $23,226,963,869 in assets, 1 pooled investment vehicles other than mutual funds with a total of $349,388,725 in assets, and 10,900 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of $1,824,447,481 in assets.

     As of June 30, 2008, Jason S. Leder managed 18 mutual funds with a total of $23,226,963,869 in assets, 1 pooled investment vehicles other than mutual funds with a total of $349,388,725 in assets, and 10,900 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of $1,824,447,481 in assets.

     As of June 30, 2008, Kevin C. Holt managed 18 mutual funds with a total of $23,226,963,869 in assets, 1 pooled investment vehicles other than mutual funds with a total of $349,388,725 in assets, and 10,900 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of $1,824,447,481 in assets.

     As of June 30, 2008, Devin E. Armstrong managed 18 registered investment companies with a total of $23,226,963,869 in assets, 1 pooled investment vehicles other than registered investment companies with a total of $349,388,725 in assets, and 10,900 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of $1,824,447,481 in assets.

     As of June 30, 2008, James N. Warwick managed 18 registered investment companies with a total of $23,226,963,869 in assets, 1 pooled investment vehicles other than registered investment companies with a total of $349,388,725 in assets, and 10,900 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of $1,824,447,481 in assets.

     None of the funds and accounts managed by the Fund’s management team are subject to a performance fee.

     Potential Conflicts of Interest

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

     Fund Ownership

     None of the portfolio managers own shares of the Van Kampen Value FDP Fund at this time.

     Description of Compensation Structure

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

     Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

  Cash Bonus.

  Morgan Stanley’s Long Term Incentive Composition awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

  Contribution to the business objectives of the Investment Adviser.

  The dollar amount of assets managed by the portfolio manager.

  Market compensation survey research by independent third parties.

  Other qualitative factors, such as contributions to client objectives.

  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Franklin Templeton Total Return FDP Fund

     The Franklin Templeton Total Return FDP Fund is managed by members of a team of investment professionals who participate in the team’s research process and stock selection, including: Roger Bayston, Kent Burns, Christopher J. Molumphy and David Yuen.

     Other Funds and Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Type of Account*	Number	Total Assets Under Management as of 5/31/08 (in millions)
Roger Bayston, CFA	RIC	8	$3,764.8
	OPI	1	$ 64.3
	OA	2	$ 218.6
Kent Burns, CFA	RIC	4	$1,924.1
	OPI	2	$ 271.2
	OA	2	$ 218.6
Christopher J. Molumphy, CFA	RIC	8	$7,378.1
	OPI	2	$ 774.5
	OA	2	$ 218.6
David Yuen, CFA.	RIC	1	$ 191.3
	OPI	0	$ 0
	OA	2	$ 207.5

*	RIC=registered investment companies, OPI=other pooled investment vehicles and OA=other accounts

     The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

     Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than those charged to the Fund. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

     Material Conflicts of Interest

     The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in investment grade securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Advisers seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Franklin Advisers have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     Franklin Advisers and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

     Fund Ownership

     None of the portfolio managers own shares of the Franklin Templeton Total Return FDP Fund at this time.

     Compensation.

     Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

     Base salary.

     Each portfolio manager is paid a base salary.

     Annual bonus.

     Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

  Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

     Additional long-term equity-based compensation.

     Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

     Ownership of Fund Shares

     The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. None of the portfolio managers own shares of the Van Kampen Value FDP Fund at this time.

Transfer Agency Services

     The table below sets forth information about the amounts paid by each Fund to PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc., and to Financial Data Services, Inc. (“FDS”), the Funds’ previous transfer agent, for the periods indicated.

	MFS Research International FDP Fund				Marsico Growth FDP Fund				Van Kampen Value FDP Fund				Franklin Templeton Total Return FDP Fund
Fiscal Year Ended May 31,	Fees Paid to FDS		Fees Paid to PNC GIS		Fees Paid to FDS		Fees Paid to PNC GIS		Fees Paid to FDS		Fees Paid to PNC GIS		Fees Paid to FDS		Fees Paid to PNC GIS
2008	N/A		$232,924		N/A		$182,819		N/A		$197,659		N/A		$242,237
2007	$51,840	*	$104,538	**	$44,517	*	$ 89,770	**	$44,936	*	$ 90,614	**	$54,912	*	$108,038	**
2006***	$47,801		N/A		$39,042		N/A		$38,870		N/A		$47,952		N/A

*	For the period June 1, 2006 to September 29, 2006.

**	For the period September 29, 2006 to May 31, 2007.

***	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

Accounting Services

     The table below sets forth information about the amounts paid by each Fund to State Street Bank and Trust Company (“State Street”), the Investment Adviser and FAM, the Funds’ previous investment adviser, for accounting services for the periods indicated.

Fiscal Year Ended May 31,	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
2008
Paid to State Street	$105,757	$76,232	$84,131	$58,508
Paid to the Investment Adviser	$ 3,378	$ 2,940	$ 2,746	$ 3,590

2007
Paid to State Street	$88,648	$75,408	$77,010	$87,994
Paid to FAM*	$ 691	$ 499	$ 552	$ 606
Paid to the Investment Adviser**	$ 1,994	$ 1,767	$ 1,705	$ 2,156

2006***
Paid to State Street	$53,067	$49,258	$48,574	$52,843
Paid to FAM	$ 630	$ 544	$ 605	$ 681

*	For the period June 1, 2006 to September 29, 2006.

**	For the period September 29, 2006 to May 31, 2007.

***	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

V. Information on Sales Charges and Distribution Related Expenses

     Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to affiliates of the Investment Adviser or FAM (“Affiliates”), for the periods indicated. Prior to September 29, 2006, FAM Distributors, Inc. (“FAMD”) was the Funds’ sole distributor. Effective September 29, 2006, FAMD and BlackRock Distributors, Inc. (“BDI”) , each an affiliate of the Investment Adviser, acted as each Fund’s co-distributors. Effective October 1, 2008, BlackRock Investments, Inc. (“BII”) became the Funds’ sole distributor.

Investor A and Institutional Sales Charge Information

Investor A Shares

For the Fiscal Year Ended May 31, 2008	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research International FDP Fund	$178,763	$14,275	$0	$178,763	$423
Marsico Growth FDP Fund	$153,593	$12,336	$0	$153,593	$441
Van Kampen Value FDP Fund	$150,535	$12,099	$0	$150,535	$501
Franklin Templeton Total Return FDP Fund	$259,603	$19,751	$0	$259,603	$145

For the Fiscal Year Ended May 31, 2007	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI*	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research International FDP Fund	$304,020	$22,586	$0	$304,020	$399
Marsico Growth FDP Fund	$267,600	$19,471	$0	$267,600	$959
Van Kampen Value FDP Fund	$262,363	$19,368	$0	$262,363	$933
Franklin Templeton Total Return FDP Fund	$384,369	$31,046	$0	$384,369	$286

For the Fiscal Year Ended May 31, 2006**	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research International FDP Fund	$280,113	$20,662	$259,451	$ 67
Marsico Growth FDP Fund	$249,999	$18,238	$231,761	$299
Van Kampen Value FDP Fund	$249,376	$18,270	$231,106	$278
Franklin Templeton Total Return FDP Fund	$251,269	$23,571	$227,699	$ 0

*	For the period September 30, 2006 to May 31, 2007.

**	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

Institutional Shares

For the Fiscal Year Ended May 31, 2008	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research International FDP Fund	$0	$0	$0	$0	$0
Marsico Growth FDP Fund	$0	$0	$0	$0	$0
Van Kampen Value FDP Fund	$0	$0	$0	$0	$0
Franklin Templeton Total Return FDP Fund	$0	$0	$0	$0	$0

For the Fiscal Year Ended May 31, 2007	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Retained by BDI*	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research International FDP Fund	$0	$0	$0	$0	$0
Marsico Growth FDP Fund	$0	$0	$0	$0	$0
Van Kampen Value FDP Fund	$0	$0	$0	$0	$0
Franklin Templeton Total Return FDP Fund	$0	$0	$0	$0	$0

For the Fiscal Year Ended May 31, 2006**	Gross Sales Charges Collected	Sales Charges Retained by FAMD	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load-Waived Shares
MFS Research International FDP Fund	$ 0	$0	$ 0	$0
Marsico Growth FDP Fund	$ 0	$0	$ 0	$0
Van Kampen Value FDP Fund	$233	$0	$233	$0
Franklin Templeton Total Return FDP Fund	$ 3	$0	$ 3	$0

*	For the period September 30, 2006 to May 31, 2007.

**	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

     Investor B and Investor C Sales Charge Information

Investor B Shares*
For the Fiscal Year Ended May 31, 2008	CDSCs Received by FAMD	CDSCs Received by BDI	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$0	$8,315	$8,315
Marsico Growth FDP Fund	$0	$7,776	$7,776
Van Kampen Value FDP Fund	$0	$8,105	$8,105
Franklin Templeton Total Return FDP Fund	$0	$6,817	$6,817

For the Fiscal Year Ended May 31, 2007	CDSCs Received by FAMD	CDSCs Received by BDI**	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$1,894	$4,257	$6,151
Marsico Growth FDP Fund	$1,796	$4,180	$5,976
Van Kampen Value FDP Fund	$1,959	$3,184	$5,143
Franklin Templeton Total Return FDP Fund .	$2,881	$3,339	$6,220

For the Fiscal Year Ended May 31, 2006***	CDSCs Received by FAMD	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$2,097	$2,097
Marsico Growth FDP Fund	$1,662	$1,662
Van Kampen Value FDP Fund	$1,226	$1,226
Franklin Templeton Total Return FDP Fund	$2,505	$2,505

*	Additional Investor B CDSCs may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

**	For the period September 29, 2006 to May 31, 2007.

***	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

Investor C Shares

For the Fiscal Year Ended May 31, 2008	CDSCs Received by FAMD	CDSCs Received by BDI	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$0	$37,485	$37,485
Marsico Growth FDP Fund	$0	$35,522	$35,522
Van Kampen Value FDP Fund	$0	$34,151	$34,151
Franklin Templeton Total Return FDP Fund	$0	$44,962	$44,962

For the Fiscal Year Ended May 31, 2007	CDSCs Received by FAMD	CDSCs Received by BDI*	CDSCs Paid to Affiliates
MFS Research International FDP Fund	$13,539	$23,057	$36,596
Marsico Growth FDP Fund	$11,120	$22,307	$33,427
Van Kampen Value FDP Fund	$11,536	$21,345	$32,881
Franklin Templeton Total Return FDP Fund	$14,788	$26,536	$41,324

For the Fiscal Year Ended May 31, 2006**	CDSCs Received by FAMD	CDSCs Paid to Affiliates

MFS Research International FDP Fund	$11,144	$11,144
Marsico Growth FDP Fund	$ 9,797	$ 9,797
Van Kampen Value FDP Fund	$ 9,592	$ 9,592
Franklin Templeton Total Return FDP Fund	$15,086	$15,086

*	For the period September 29, 2006 to May 31, 2007.

**	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

     The tables below provides information for the fiscal year ended May 31, 2008 about the 12b-1 fees the Funds paid to FAMD and BDI under the Funds’ 12b-1 plans. At least 50% of the fees collected by FAMD and BDI were paid to affiliates for providing shareholder servicing activities for Investor A shares and for providing shareholder servicing and distribution related activities and services for Investor B and Investor C shares.

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investor A	$ 80,539	$ 69,445	$ 66,723	$ 91,253
Investor B	$ 55,216	$ 46,746	$ 46,387	$ 33,234
Investor C	$1,440,438	$1,233,868	$1,187,239	$1,245,701

VI. Computation of Offering Price

     An illustration of the computation of the offering price for Investor A, Investor B, Investor C and Institutional shares of each Fund based on the value of each Fund’s net assets and number of shares outstanding on May 31, 2008 is set forth below.

MFS Research International FDP Fund:
	Investor A	Investor B	Investor C	Institutional
Net Assets	$34,072,268	$5,364,738	$153,413,713	$3,570,799

Number of Shares Outstanding	2,466,039	391,047	11,206,121	257,627

Net Asset Value Per Share (net assets divided by
number of shares outstanding)	$13.82	$13.72	$13.69	$13.86
Sales Charge (for Investor A shares: 5.25% of
offering price; 5.54% of net asset value per share)*	.77	**	**	***

Offering Price	$14.59	$13.72	$13.69	$13.86

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Investor B and Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charges Alternatives — Investor B and Investor C Shares” in Part II of the Statement of Additional Information.

***	Institutional shares are not subject to an initial sales charge.

Marsico Growth FDP Fund:
	Investor A	Investor B	Investor C	Institutional
Net Assets	$28,583,161	$4,411,856	$127,253,693	$3,184,231

Number of Shares Outstanding	2,342,280	369,567	10,656,650	259,231

Net Asset Value Per Share (net assets divided by
number of shares outstanding)	$12.20	$11.94	$11.94	$12.28
Sales Charge (for Investor A shares: 5.25% of
offering price; 5.54% of net asset value per share)*	.68	**	**	***

Offering Price	$12.88	$11.94	$11.94	$12.28

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Investor B and Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charges Alternatives — Investor B and Investor C Shares” in Part II of the Statement of Additional Information.

***	Institutional shares are not subject to an initial sales charge.
Van Kampen Value FDP Fund:
	Investor A	Investor B	Investor C	Institutional
Net Assets	$27,615,537	$4,302,517	$122,891,321	$3,130,585

Number of Shares Outstanding	2,684,735	420,578	12,036,300	303,816

Net Asset Value Per Share (net assets divided by
number of shares outstanding)	$10.29	$10.23	$10.21	$10.30
Sales Charge (for Investor A shares: 5.25% of
offering price; 5.54% of net asset valve per share)*	.57	**	**	***

Offering Price	$10.86	$10.23	$10.21	$10.30

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Investor B and Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charges Alternatives — Investor B and Investor C Shares” in Part II of the Statement of Additional Information.

***	Institutional shares are not subject to an initial sales charge.
Franklin Templeton Total Return FDP Fund:
	Investor A	Investor B	Investor C	Institutional
Net Assets	$37,565,501	$4,137,593	$164,221,989	$3,091,457

Number of Shares Outstanding	3,834,674	422,402	16,764,785	315,608

Net Asset Value Per Share (net assets divided by
number of shares outstanding)	$9.80	$9.80	$9.80	$9.80
Sales Charge (for Investor A shares: 4.00% of
offering price; 4.17% of net asset value per share)*	.41	**	**	***

Offering Price	$10.21	$9.80	$9.80	$9.80

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Investor B and Investor C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charges Alternatives — Investor B and Investor C Shares” in Part II of the Statement of Additional Information.

***	Institutional shares are not subject to an initial sales charge.

VII. Portfolio Transactions and Brokerage

     See Part II “Portfolio Transactions and Brokerage” of this Statement of Additional Information for more information.

     Information about the brokerage commissions paid by the Corporation, including commissions paid to Affiliates, is set forth in the following table:

Fiscal Year Ended May 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2008	$601,656	$4,612
2007	$518,285	$8,055
2006*	$247,006	$1,341

*	For the period July 27, 2005 (commencement of operations) to May 31, 2006.

     For the fiscal year ended May 31, 2008, the brokerage commissions paid to Affiliates represented 0.77% of the aggregate brokerage commissions paid and involved 1.25% of the Corporation’s dollar amount of transactions involving payments of brokerage commissions during the year.

     The following table shows the dollar amount of brokerage commissions paid to brokers in directed brokerage arrangements (including for providing research services) and the approximate amount of the transactions involved for the fiscal year ended May 31, 2008. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

	Amount of Commissions Paid to Brokers		Amount of Brokerage Transactions Involved
Marsico Growth FDP Fund	$ 13,271	*	$145,039,386	**
MFS Research International FDP Fund	$373,209		$200,477,956

*	MCM utilizes commission-sharing arrangements (“CSA”) that allow advisers to request that executing brokers allocate a portion of total eligible commissions to a pool of credits that can be used to obtain client commission benefits including eligible proprietary research or brokerage services of the executing broker, proprietary research of another broker (non-executing) or other third-party research or brokerage services. Commissions paid to certain full service brokers not participating in CSAs may not be included in the number above and may include amounts attributable to services other than execution. Approximately 10-15% (or more for certain CSA brokers) of all eligible commissions are credited to the CSA pool.
**	This represents the total principal of all agency trades where a portion of the commission was paid into CSAs pursuant the above footnote.

     For the fiscal years ended May 31, 2008 and 2007 and for the period July 27, 2005 (commencement of operations) to May 31, 2006, the Corporation’s lending agent received no securities lending agent fees from the Corporation.

     The value of each Funds’ aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended May 31, 2008 are as follows:

MFS Research International FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Macquarie Group Ltd.	E	$887

Marsico Growth FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
The Goldman Sachs Group, Inc.	E	$5,666
JPMorgan Chase & Co.	E	$4,245
Lehman Brothers Holdings, Inc.	E	$1,495

Van Kampen Value FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Citigroup, Inc.	E	$3,807
JPMorgan Chase & Co.	E	$2,718

Franklin Templeton Total Return FDP Fund

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
JPMorgan Chase & Co.	E	$1,795
Citigroup, Inc.	D	$1,000
UBS AG	D	$ 995
Lehman Brothers Holdings, Inc.	D	$ 970
The Goldman Sachs Group, Inc.	D	$ 469

VIII. Fund Performance

     Set forth in the tables below is information on average annual total return (before and after taxes) for the Investor A, Investor B, Investor C and Institutional shares of each Fund for the periods indicated expressed as a percentage of a hypothetical $1,000 investment.

MFS Research International FDP Fund
	Average Annual Total Return (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-2.95%	-2.64%	0.63%	2.66%
Inception (July 27, 2005) to May 31, 2008	14.50%	14.86%	15.80%	16.98%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-4.96%	-4.49%	-1.25%	0.46%
Inception (July 27, 2005) to May 31, 2008	13.19%	13.72%	14.65%	15.58%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-1.44%	-1.20%	0.93%	2.23%
Inception (July 27, 2005) to May 31, 2008	11.84%	12.26%	13.08%	13.96%

Marsico Growth FDP Fund
	Average Annual Total Return (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-6.02%	-5.92%	-2.55%	-0.57%
Inception (July 27, 2005) to May 31, 2008	5.23%	5.33%	6.43%	7.49%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-6.02%	-5.92%	-2.55%	-0.57%
Inception (July 27, 2005) to May 31, 2008	5.23%	5.33%	6.43%	7.49%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-3.91%	-3.85%	-1.66%	-0.37%
Inception (July 27, 2005) to May 31, 2008	4.47%	4.56%	5.51%	6.43%

Van Kampen Value FDP Fund
	Average Annual Total Return (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-18.79%	-18.71%	-15.82%	-14.15%
Inception (July 27, 2005) to May 31, 2008	1.14%	1.07%	2.27%	3.28%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-19.60%	-19.33%	-16.47%	-15.07%
Inception (July 27, 2005) to May 31, 2008	0.50%	0.62%	1.81%	2.57%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-11.98%	-11.93%	-10.05%	-8.95%
Inception (July 27, 2005) to May 31, 2008	0.67%	0.71%	1.71%	2.44%

Franklin Templeton Total Return FDP Fund
	Average Annual Total Return (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	0.03%	-0.32%	2.63%	4.45%
Inception (July 27, 2005) to May 31, 2008	2.05%	2.00%	2.94%	3.78%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	-1.61%	-1.83%	1.13%	2.66%
Inception (July 27, 2005) to May 31, 2008	0.57%	0.67%	1.65%	2.19%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charge)

Period	Investor A Shares	Investor B Shares(b)	Investor C Shares	Institutional Shares(a)

One year ended May 31, 2008	0.01%	-0.22%	1.70%	2.88%
Inception (July 27, 2005) to May 31, 2008	0.88%	0.93%	1.75%	2.29%

(a)	The returns for Institutional shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

(b)	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006.

IX. Additional Information

     Description of Shares

     The Corporation is a Maryland corporation incorporated on March 31, 2005. It has an authorized capital of 1,600,000,000 shares of Common Stock, par value $.10 per share, divided into four series known as MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund. Each Fund consists of 400,000,000 shares. Each of the Funds is divided into four classes: Investor A, Investor B, Investor C and Institutional. Each class of shares of each Fund consists of 100,000,000 shares.

     Principal Shareholders

     To the knowledge of the Funds, the following entities owned beneficially or of record 5% or more of a class of a Fund’s shares as of September 5, 2008.

Van Kampen Value FDP Fund

Name	Address	Percentage and Class

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor A

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor B

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	99.99% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor C

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Institutional

MFS Research FDP Fund

Name	Address	Percentage and Class

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor A

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor B

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	99.98% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor C

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Institutional

Marsico Growth FDP Fund

Name	Address	Percentage and Class

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor A

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	99.89% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor B

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	99.99% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor C

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Institutional

Franklin Templeton Total Return FDP Fund

Name	Address	Percentage and Class

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor A

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor B

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	99.98% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Investor C

MERRILL LYNCH PIERCE	4800 E Deerlake Dr 3rd Floor	100.00% of
FENNER & SMITH*	Jacksonville, FL 32246-6484	Institutional

*	Record holders that do not beneficially hold the Shares.

X. Legal Proceedings

A. Legal Proceedings (MFS Research International FDP Fund only)

     Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

     The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The pending market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30, 2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and the other named defendants continue to defend the various lawsuits.

B. Legal Proceedings (Franklin Templeton Total Return FDP Fund only)

     On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. On May 9, 2008, the SEC approved the plan of distribution and disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

     Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

     To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

     On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

     Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

     In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

     Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

XI. Financial Statements

     The audited financial statements of each Fund for the year ended May 31, 2008, including the report of the independent registered public accounting firm, are incorporated in the Corporation’s Statement of Additional Information by reference to the Corporation’s 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time Monday to Friday.

PART II

     Part II of this Statement of Additional Information contains information about the FDP Series, Inc. (the “Corporation”) including each series of the Corporation: MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (each a “Fund” and collectively, the “Funds”).

     The Corporation is organized as a Maryland corporation. Shares of common stock are referred to herein as “Common Stock,” holders of Common Stock are referred to as “shareholders,” the directors of the Corporation are referred to as “Directors.” BlackRock Advisors LLC is the investment adviser of each Fund and is referred to as the “Investment Adviser,” and the investment advisory agreement applicable to the Funds is referred to as the “Investment Advisory Agreement.” With respect to each Fund, the Investment Adviser has entered into a separate sub-advisory agreement (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with an investment adviser as identified in the Funds’ Prospectus (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Corporation’s Articles of Incorporation, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act” and the Securities and Exchange Commission is referred to as the “Commission.”

INVESTMENT RISKS AND CONSIDERATIONS

     Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see the Funds’ Prospectus and Part I, Section I “Investment Objectives and Policies” of the Funds’ Statement of Additional Information for a complete description of each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in the Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
144 A Securities	X	X	X	X
Asset Backed Securities	X	X	X	X
Borrowing and Leverage	X	X	X	X
Convertible Securities	X	X	X	X
Corporate Loans	X	X	X	X
Debt Securities	X	X	X	X
Depository Receipts	X	X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Securities	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors				X
Credit Default Swap Agreements				X
Credit Linked Securities				X
Total Return Swap Agreements				X
Options on Securities and Securities Indices	X	X	X	X
Types of Options	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Options on Government National Mortgage Association
(“GNMA”) Certificates	X
Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Limitations on Currency Hedging	X	X	X	X
Risk Factors in Hedging Foreign Currency Risks	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Life Settlement Investments	X			X
Liquidity Risk	X	X	X	X
Additional Risk Factors of OTC Transactions;
Limitations on the use of OTC Derivatives	X	X	X	X
Dollar Rolls	X	X		X
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation /
Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Settlement Risk	X	X	X	X
Illiquid or Restricted Securities	X	X	X	X
Initial Public Offering	X	X	X	X
Inflation-indexed Bonds	X
Investment in Emerging Markets	X	X	X	X
Restriction on Certain Investments	X
Investment in Other Investment Companies	X	X	X	X
Junk Bonds	X	X	X	X
Mortgage-Related Securities	X			X
Mortgage Backed Securities	X	X		X
Mortgage Pass-Through Securities				X
Net Interest Margin Securities				X
Collateralized Mortgage Obligations (“CMOs”)				X
Adjustable Rate Mortgage Securities				X
CMO Residuals				X
Stripped Mortgage Backed Securities				X
Reverse Mortgages				X
Tiered Index Bonds	X			X
Municipal Investments	X			X
Risk Factors and Special Considerations Relating to
Municipal Bonds	X			X
Description of Municipal Bonds	X			X
General Obligation Bonds	X			X
Revenue Bonds	X			X
PABs	X			X
Moral Obligation Bonds	X			X

II-2

	MFS Research International FDP Fund	Marsico Growth FDP Fund	Van Kampen Value FDP Fund	Franklin Templeton Total Return FDP Fund
Municipal Notes	X			X
Municipal Commercial Paper	X			X
Municipal Lease Obligations	X			X
Yields	X			X
Variable Rate Demand Obligations (“VRDOs”) and
Participating VRDOs	X			X
Transactions in Financial Futures Contracts	X			X
Call Rights	X			X
Municipal Interest Rate Swap Transactions	X			X
Real Estate Related Securities	X	X	X	X
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements	X
Securities Lending	X	X	X	X
Securities of Smaller or Emerging Growth Companies	X	X	X
Short Sales	X	X	X	X
Sovereign Debt	X	X		X
Standby Commitment Agreements	X	X	X	X
Stripped Securities	X	X		X
Supranational Entities				X
Utility Industries	X	X	X	X
Warrants	X	X	X	X
When Issued Securities, Delayed Delivery Securities
and Forward Commitments	X	X	X	X
Zero Coupon Securities		X		X

     144A Securities. A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Corporation’s Directors. The Directors have adopted guidelines and delegated to Fund management the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     In the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities issued in the form of debt instruments include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Borrowing and Leverage. Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Most Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, Fund management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Corporation’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede Fund management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     Each Fund may at times borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, Fund management will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by Fund management in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

     Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by Fund management by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

     A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

     More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, Fund management may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. Fund management may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when Fund management believes such a Manufactured Convertible would better promote a Fund’s objective than alternate investments. For example, Fund management may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

     The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

     Corporate Loans. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate bond instruments as a result of changes in the interest rate environment. On the other hand, because the secondary trading market for certain Corporate Loans may be less developed than the secondary trading market for bonds and notes, a Fund may have difficulty from time to time in valuing and/or selling its Corporate Loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate agent arranges the Corporate Loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a Corporate Loan, a Fund becomes a member of the syndicate.

     The Corporate Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of investment or at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Corporate Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Corporate Loans are frequently secured by pledges or liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.

     A Fund may acquire interests in Corporate Loans by means of an assignment or participation. A Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

     Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

     Depositary Receipts. A Fund may invest in the securities of foreign issues in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depository Receipts. The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives

     Each Fund may use instruments and trading strategies referred to as derivative securities (“Derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the Standard & Poor’s (“S&P”) 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

     Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

     A Fund may use Derivative instruments and trading strategies including the following:

     Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in an equity security whose value is based on changes in a specific index or a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in debt securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Fund may be required to pay substantial additional margin to maintain the position.

     Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund’s portfolio.

     Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Fund management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect Fund management’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     See “Credit Default Swap Agreements” and “Interest Rate Swaps, Caps and Floors” below for further information on particular types of swap agreements that may be used by certain Funds.

     Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate swaps, which are over-the-counter contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.

     In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

     A Fund usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, Fund management believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account by the Fund’s custodian.

     In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     A Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Fund management to be equivalent to such rating. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

     Credit Default Swap Agreements and Similar Instruments. A Fund may enter into credit default swap agreements and similar agreements, and may also buy credit linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

     Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Fund management to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

     Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

     Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

     Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

     Options on Securities and Securities Indices. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates.

     Types of Options. A Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

     Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

     Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

     Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

     Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

     Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

     Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

     A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

     Futures. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

     The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Funds’ Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. Fund management is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

     Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar-denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option that, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreign portfolio positions.

     Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

     Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

     Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Limitations on Currency Hedging. Most Funds will not speculate in Currency Instruments, although certain Funds may use such instruments to seek to enhance returns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if Fund management believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

     It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

     Derivatives are volatile and involve significant risks, including:

     Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

     Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

     A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

     Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

     Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which Fund management anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

     Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have investment grade credit ratings (or in some cases substantial capital) or that have provided the Fund with a third-party guaranty or other credit enhancement.

     Dollar Rolls. A Fund may enter into dollar rolls, in which the Fund will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities sold. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

     Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below the price of the securities the Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. A Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Foreign Investment Risks

     Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

     Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes thereby reducing the amount available for distribution to shareholders.

     Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     A Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

     Initial Public Offering Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

     Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%) . If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%) .

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the CPI for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     An increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

     Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

     Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

     Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

     Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

     Investment in Other Investment Companies. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

     Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Mortgage-Related Securities

     Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

     To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), or by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages.

     Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

     Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Fund management determines that the securities meet a Fund’s quality standards.

     Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     A Fund may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

     Stripped Mortgage Backed Securities. A Fund may invest in stripped mortgage backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, a Fund will not invest in IOs or POs in an amount which, taken together with the Fund’s other investments in illiquid securities, exceeds 15% of the Fund’s net assets.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

     Life Settlement Investments. The Franklin Templeton Total Return FDP Fund may invest in life settlements, which are sales to third parties, such as the Fund, of existing life insurance contracts for more than their cash surrender value but less than the net benefits to be paid under the policies. When the Fund acquires such a contract, it pays the policy premiums in return for the expected receipt of the new benefit as the beneficiary under the policy. Investments in these contracts involve certain risks, including liquidity risk, credit risk of the insurance company, and inaccurate estimations of life expectancy of the insured individuals (viators). These policies are considered illiquid in that they are bought and sold in a secondary market through life settlement agents. As such, the Fund’s investments in life settlement contracts are subject to the Fund’s investment restriction relating to illiquid securities. Also, in the event of a bankruptcy of the insurance carrier for a policy, the Fund may receive reduced or no benefits under the contract. The Fund seeks to minimize credit risk by investing in policies issued by a diverse range of highly-rated insurance carriers. Furthermore, the Fund may encounter losses on its investments if there is an inaccurate estimation of the life expectancies of viators. The Fund intends to reduce this life expectancy risk by investing only in contracts where life expectancy was reviewed by an experienced actuary, as well as by diversifying its investments across viators of varying ages and medical profiles.

     Reverse Mortgages. The Franklin Templeton Total Return FDP Fund may invest in reverse mortgages, either directly or through investments in mortgage-backed securities. A reverse mortgage is a mortgage loan in which the lender advances in a lump sum or in installments a sum of money based on the age of the borrower, the interest rate at closing, and the equity in the real estate. Generally no payment is due on a reverse mortgage until the borrower no longer owns or occupies the home as his or her principal residence. There is currently no active market in reverse mortgages, and the Fund accordingly considers any reverse mortgages it may hold to be illiquid. The Fund values reverse mortgages by discounting future cash flows at the market rate for similar collateral. The recorded value of reverse mortgage assets includes significant volatility associated with estimations, and income recognition can vary significantly from reporting period to reporting period.

     To the extent the Fund invests directly in reverse mortgages, it may by treated as the successor to the originators of reverse mortgages and involved in arbitration or litigation with borrowers, their heirs or beneficiaries, or other parties. Because reverse mortgages are a relatively new and uncommon product, there can be no assurances about how the courts or arbitrators may apply existing legal principles to the interpretation and enforcement of the terms and conditions of reverse mortgages.

     Net Interest Margin Securities (NIM) — NIM securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage-backed securities, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Municipal Investments

     Certain Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). These Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if Fund management believes such securities to be excludable from gross income for Federal and applicable state and local income tax purposes and/or applicable state and local personal property taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Fund’s investment objective and policies.

     Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments.

     The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

     A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Bonds in which it invests. A Fund will only purchase Municipal Bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

     Events occurring after the date of issuance of the Municipal Bonds, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Bonds for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Bonds generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Bonds to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

     In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Bonds held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

     If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to its acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable.

     A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Description of Municipal Bonds

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

     General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

     Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

     PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

     Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

     Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

     Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that Fund management, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, Fund management must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

     Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. A Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

     Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

     VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors, such VRDO is liquid. The Directors may adopt guidelines and delegate to Fund management the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

     The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts.

     Certain Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Fund. As a result, a Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.

     A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions.

     In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, certain Funds may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

     A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

     Certain Funds may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

     In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.

     Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in a Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

     In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

     Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risk of changes in the Code, affecting their tax status.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

     Repurchase Agreements and Purchase and Sale Contracts. A Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

     A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

     Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     Securities Lending. Each Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and to retain an affiliate of the Fund as lending agent.

     Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

     While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

     Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

     While the process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

     Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

     Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

     Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

     Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

     A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

     A Fund may also make short sales “against the box” without being subject to the limitations imposed on other short sale transactions. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

     Standby Commitment Agreements. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

     Supranational Entities. A Fund may invest in debt securities of supranational entities as defined above. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Utility Industries

     Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Competition and deregulation should result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. Fund management seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

     A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, Fund management believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. Fund management will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

     Warrants. Warrants are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

     When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Zero Coupon Securities. Certain Funds may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

     In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to income accrued but not yet received. The required distributions will result in an increase in a Fund’s exposure to such securities.

Suitability (All Funds)

     The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund and Fund management. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

     See Part I, Section II “Investment Restrictions” of the Funds’ Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

     Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of the Corporation to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

     See Part I, Section III “Information on Directors and Officers,” “ — Biographical Information,” “ — Share Ownership” and “— Compensation of Directors” of the Funds’ Statement of Additional Information for biographical and certain other information relating to the Directors and officers of the Corporation, including Directors’ compensation.

Management Arrangements

     Management Services. The Investment Adviser provides each Fund with investment advisory and management services. The Investment Adviser has, in turn, retained a Sub-Adviser to provide day-to-day investment advisory and management services to each Fund. Subject to the oversight of the Directors and the Investment Adviser, each Sub-Adviser is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the applicable Sub-Adviser. Each of the Investment Adviser and the Sub-Advisers provides such office space, facilities, equipment and personnel as are necessary for its role in management of the applicable Fund.

     Management Fees. The Corporation, on behalf of each Fund, has entered into a management agreement with the Investment Adviser, pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. The Investment Adviser pays all fees associated with its retention of the Sub-Advisers. For information regarding specific fee rates for a Fund, see Part I, Section IV “Management and Advisory Arrangements” of the Funds’ Statement of Additional Information.

     Sub-Advisory Fees. The Investment Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser identified in the Funds’ Prospectus pursuant to which each Sub-Adviser provides sub-advisory services to the Investment Adviser with respect to the applicable Fund. Each Sub-adviser is compensated for its services out of the Investment Adviser’s advisory fee. For information relating to any fee rates to be paid by the Investment Adviser to each Sub-Adviser pursuant to each Sub-Advisory Agreement, see Part I, Section IV “Management and Advisory Arrangements” of the Funds’ Statement of Additional Information.

     Payment of Fund Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide or arrange for an affiliate to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund and supervision of the Sub-Advisers, as well as the fees of all Directors of the Corporation who are interested persons of the Fund. Pursuant to the Sub-Advisory Agreements, the Sub-Advisers are obligated to bear all expenses in connection with the performance of their services under the applicable agreement. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, Inc. (the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Corporation as defined in the Investment Company Act (the “non-interested Directors”); accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Investment Adviser provides certain accounting services to each Fund and the Fund pays the Investment Adviser a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.”

     Organization of the Investment Adviser. BlackRock Advisors LLC is a Delaware limited liability company. The Investment Adviser is a wholly owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with nearly $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed to be “controlling persons” (as defined under the Investment Company Act) of the Investment Adviser because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies.

Other Service Arrangements

     Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement with respect to each Fund the Sub-Advisory Agreement with BIM and each Sub-Advisory Agreement will remain in effect for two years after the date of the agreement and thereafter from year to year if approved annually (a) by the Directors or by a vote of a majority of the outstanding voting securities the applicable series of the Corporation and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc., (“PNC GIS” or the “Transfer Agent”), formerly PFPC Inc., a subsidiary of PNC, acts as the Funds’ Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Corporation. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each

Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. Prior to the date of the Statement of Additional Information, Financial Data Services, Inc. (“FDS”) served as the Funds’ transfer agent.

     Independent Registered Public Accounting Firm. The Board of Directors of the Corporation has selected an independent registered public accounting firm that audits the Funds’ financial statements. Please see the Funds’ Prospectus for information on the Funds’ independent registered public accounting firm.

     Custodian Services. The name and address of the custodian (the “Custodian”) of the Funds is identified on the back cover page of the Funds’ Prospectus. The Custodian is responsible for safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by a Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

     Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. The Investment Adviser provides certain other accounting services to each Fund and each Fund reimburses the Investment Adviser for these services.

     Distribution Expenses. Each Fund has entered into a distribution agreement with BlackRock Investments, Inc. in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of a Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

Code of Ethics

     The Corporation, the Investment Adviser and the Distributor each has approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act, which covers the Fund, the Investment Adviser and the Distributor. Each Sub-Adviser is subject to its own separate Code of Ethics. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Selective Disclosure of Portfolio Holdings

     Pursuant to policies and procedures adopted by each Fund, the Investment Adviser and the Sub-Advisers, the Fund, the Investment Adviser and the Sub-Advisers may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Corporation’s Board of Directors has approved the adoption by the Corporation of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors of the Corporation provides ongoing oversight of compliance with these policies and procedures. As part of this oversight function, the Directors receive from the Corporation’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures.

     Examples of the information that may be disclosed pursuant to a Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the Fund manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. Each Fund may disclose such information to individual investors, institutional investors and financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. Each Fund, the Investment Adviser and it affiliates, and the Sub-Advisers and their affiliates receive no compensation or other consideration with respect to such disclosures.

     Subject to the exceptions set forth below, Confidential Information relating to each Fund may not be disclosed to persons not employed by the Investment Adviser or its affiliates or the applicable Sub-Adviser and its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser or applicable Sub-Adviser who wishes to distribute Confidential Information relating to each Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser or Sub-Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Corporation’s shareholders. In connection with day-to-day portfolio management, each Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. Each Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Corporation’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s and Sub-Advisers’ existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

     Confidential Information — whether or not publicly disclosed — may be disclosed to the Directors, the independent Directors’ counsel, outside Fund counsel, the Funds’ accounting services provider and the Funds’ independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Corporation’s Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either a Fund’s and Investment Adviser’s or Sub-Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

     The Investment Adviser has entered into ongoing arrangements to provide selective disclosure of fund portfolio holdings to the following persons or entities:

Corporation’s Board of Directors Corporation’s Transfer Agent

Corporation’s Independent Registered Public Accounting Firm

Corporation’s accounting services provider — State Street Bank and Trust Company

Corporation’s Custodian

Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand and Thomson Financial

Sponsors of 401(k) plans that include funds advised by BlackRock or its affiliates — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in funds advised by BlackRock or its affiliates — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

     Other than with respect to the Board of Directors of the Corporation, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors of the Corporation has a fiduciary duty as directors to act in the best interests of the Corporation and its shareholders. Selective disclosure is made to the Corporation’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to each Fund. Selective disclosure is made to the Funds’ Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

     The Corporation and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Corporation’s, the Investment Adviser’s and the Sub-Advisers’ Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Investment Adviser’s compliance personnel under the supervision of the Corporation’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by each Fund — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Corporation’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

     Activities of the Investment Adviser; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

     BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

     BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or Funds (including separate accounts and other Funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

     In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a Fund decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because Fund decisions regarding a Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

     In connection with its management of a Fund, the Investment Adviser may have access to certain Fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates

(including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or Fund strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Fund.

     In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

     The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

     One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

     Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds.

     A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if Fund management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

     BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

     It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, Fund diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

     BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain Funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other Funds or products.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for Fund management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

     BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from BlackRock or the Funds in connection with the distribution of shares in the Funds or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual Funds, collective trusts, or other products or services offered or managed by the Investment Adviser. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, BlackRock, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain Fund transactions.

     To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Funds or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Purchase of Shares - Other Compensation to Selling Dealers” in this Statement of Additional Information.

     The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market Fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market Fund in which it invests, which may result in a Fund bearing some additional expenses.

     The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s Fund transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

     The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

     The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

     Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

     Shares of each Fund are available only to investors that participate in the FDP Service. Each Fund offers multiple classes of shares under a plan adopted under Rule 18f-3 of the Investment Company Act.

     The applicable offering price for purchase orders is based on the net asset value of each Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

     Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering of shares from time to time. Any order may be rejected by a Fund or a Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

     The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Investor A and Institutional shares of a Fund, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include (i) purchases by any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Investor A shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C shares are sold to investors choosing deferred sales charge alternatives. Institutional shares are sold to certain eligible investors without a sales charge.

Institutional Shares

     Institutional shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional shares. Investors who are eligible to purchase Institutional shares should purchase Institutional shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor B and Investor C shares.

     Eligible Institutional Investors. Eligible Institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any Fund; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of the Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts of trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

Initial Sales Charge Alternative — Investor A Shares

     Investors who prefer an initial sales charge alternative may elect to purchase Investor A shares. For ease of reference, Investor A shares are sometimes referred herein to as “front-end load shares.”

     Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the contingent deferred sales charge (“CDSC”) imposed in connection with investments in Investor B and Investor C (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A shares, because over time the accumulated ongoing account maintenance and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and account maintenance fee. Although some investors who previously purchased Institutional shares may no longer be eligible to purchase Institutional shares of other Funds, those previously purchased Institutional shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares account maintenance and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ account maintenance fees will cause Investor A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional shares.

     See Part I, Section V “Information on Sales Charges and Distribution Related Expenses -- Investor A Sales Charge Information” of the Funds’ Statement of Additional Information for information about amounts paid to the Distributor in connection with Investor A shares for the periods indicated.

     The Distributor may reallow discounts to financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such financial intermediaries. Since financial intermediaries selling Investor A and Institutional shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

     Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

     Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

     Rights of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor class and Institutional shares in any BlackRock Fund may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor class, Institutional and money market fund shares must be called to the attention of PNC GIS or your financial adviser or other financial intermediary by the investor at the time of the current purchase.

     Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor class and

Institutional shares of BlackRock Funds which, if made at one time, would qualify for a reduced sales charge. The 13 month period begins on the day PNC GIS receives the Letter of Intent. The investor must instruct PNC GIS upon making subsequent purchases that such purchases are subject to a Letter of Intent.

Purchase Privileges of Certain Persons.

     Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A shares of all Funds by Qualified Plans:

	All Funds except Franklin Templeton Total Return FDP Fund	Franklin Templeton Total Return FDP Fund

Less than $3,000,000	1.00%	0.50%
$3,000,000 but less than $15,000,000	0.50%	0.25%
$15,000,000 and above	0.25%	0.15%

     For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Marsico Growth FDP Fund Investor A shares will result in a placement fee of up to 1.00% on the first $3 million and 0.50% on the final $1 million).

     Other. The following persons associated with the Funds, the Distributor, the Funds’ investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A shares of each Fund without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (f) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (g) MetLife employees. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A shares.

     Acquisition of Certain Investment Companies. Investor A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

     Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A shares of a Fund through certain financial advisors that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives — Investor B and Investor C Shares

     Investors choosing the deferred sales charge alternatives should consider Investor B shares if they intend to hold their shares for an extended period of time and Investor C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. Investor B shares of Franklin Templeton Total Return FDP Fund are available only by exchange, for reinvestment of dividends and capital gains for current holders of such shares of the Fund and for purchase by certain qualified employee benefit plans that currently hold such shares.

     The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing account maintenance fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, Investor B shares will be converted into Investor A shares of the Fund after a conversion period of approximately eight years (ten years in the case of the Franklin Templeton Total Return FDP Fund), and, thereafter, investors will be subject to lower ongoing fees.

     BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the contingent deferred sales charge and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

     Contingent Deferred Sales Charges — Investor B Shares. If you redeem Investor B shares within six years of purchase you may be charged a CDSC at the rates indicated in the Prospectus. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Class B shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account.

     To provide an example, assume an investor in Marsico Growth FDP Fund purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.50% (the applicable rate in the third year after purchase).

     Conversion of Investor B Shares to Investor A Shares. Approximately eight years (ten years in the case of Franklin Templeton Total Return FDP Fund) after purchase (the “Conversion Period”), Investor B shares of each Fund will convert automatically into Investor A shares of that Fund. The conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Investor B shares to Investor A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     Shares acquired through reinvestment of dividends on Investor B shares will also convert automatically to Investor A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If, at the Conversion Date, the conversion will result in less than $50 worth of Investor B shares being left in an account, all of the Investor B shares of the Fund held in the account will be converted into Investor A shares of the Fund.

     In general, Investor B shares of equity funds will convert approximately eight years after initial purchase and Investor B shares of taxable fixed income funds will convert approximately ten years after initial purchase. If you exchange Investor B shares with an eight-year Conversion Period for Investor B shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

     If you own shares of a Fund that, in the past, issued stock certificates and you hold such stock certificates, you must deliver any certificates for Investor B shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B shares will convert to Investor A shares on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charges — Investor C Shares

     Investor C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Investor C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Investor C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Investor C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

     The contingent deferred sales charge on Investor B and Investor C shares is not charged in connection with: (1) redemptions of Investor B and Investor C shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403 (b)(7) accounts; (4) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions in connection with a shareholder’s death (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C shares; (6) involuntary redemptions of Investor or Investor C shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund and (9) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006. In addition, no contingent deferred sales charge is charged on Investor B or Investor C shares acquired through the reinvestment of dividends or distributions.

Redemption Fee

     The MFS Research International FDP Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

  Redemptions resulting from death or disability

  Redemptions through a Systematic Withdrawal Plan or Systematic Exchange Plan

  Redemptions of shares purchased through an Automatic Investment Plan prior to October 2, 2006

  Redemptions of shares acquired through dividend reinvestment

  Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code

  Redemptions of shares held through advisory asset allocation or fee-based programs that a Distributor determines are not designed to facilitate short-term trading

  Redemptions by shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans

  Redemptions by certain other accounts in the absolute discretion of the Funds when a shareholder can demonstrate hardship

Distribution Plans

     The distribution plan for each of the Investor A, Investor B and Investor C shares (each, a “Distribution Plan”) provides that a Fund pays the Distributor an account maintenance fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to shares of the relevant class. This fee compensates the Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for account maintenance activities with respect to Investor A, Investor B and Investor C shares.

     The Distribution Plan for each of the Investor B and Investor C shares also provides that a Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the shares of the relevant class. This fee compensates a Distributor, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisers or other financial intermediaries for selling Investor B and Investor C shares of the Fund.

     Each Distribution Plan is subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to a Fund and the related class of shareholders. In approving each Distribution Plan in accordance with Rule 12b 1, the non-interested Directors of the Corporation concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

     Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Directors then in office will select and nominate other non-interested Directors. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Corporation. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Directors will review quarterly reports of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the account maintenance fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     See Part I, Section V “Information on Sales Charges and Distribution Related Expenses” of the Funds’ Statement of Additional Information for information relating to the fees to be paid by the Funds to the Distributor under each Distribution Plan.

Limitations on the Payment of Deferred Sales Charges

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset based sales charges such as the distribution fee and the CDSC borne by the Investor B and Investor C shares. This limitation does not apply to the account maintenance fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Investor B and Investor C shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

     See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares of your Fund.

Other Compensation to Selling Dealers

     Pursuant to the Fund’s Distribution and Service Plans (the “Plans”), the Fund may pay BlackRock Investments, Inc. (“BII”) and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plans are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plans are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

     The Fund currently does not make distribution payments with respect to Investor A or Institutional Shares under the applicable Plans. However, the Plans permit BII, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

     The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Citigroup, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger, Wachovia Securities, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., AXA Advisors, LLC, Oppenheimer & Co. Inc., MetLife Securities, Inc., Walnut Street Securities Inc., New England Securities Corporation, Tower Square Securities Inc. and Banc of America Investment Services, Inc. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in equity funds and 0.11% of the assets attributable to that Service Organization invested in fixed-income funds.

     In lieu of payments pursuant to the foregoing, BII, BlackRock, PNC GIS or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

     Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable NASD regulations, BII, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

     BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan.

     Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

     Pursuant to the Plans, the Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Investor A, Investor B and Investor C Shares of the Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Investment Adviser and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares of each class owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

     In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plans and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

     Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any of shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

     The right to redeem shares may be suspended for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the “Commission”) or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     Each Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

Redemption

     If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund’s Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”) P.O. Box 9819, Providence, Rhode Island, 02940. Redemption requests delivered other than by mail should be sent to PNC GIS, 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or Automated Clearing House Network (“ACH”), or $100,000 for a redemption by check; (ii) the Fund does not have verified banking information on file; (iii) the proceeds are not to be paid to the record owner at the record address; or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

     You may also redeem shares held with the Transfer Agent by calling (800) 441-7762. You must be the shareholder of record and the request must be for $25,000 or less. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii)

funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

     If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Repurchase

     A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

     These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A Shares

     Upon redemption of any class of shares (other than Investor C shares) shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A shares of the SAME Fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A share class of that Fund is currently open to new investors or the shareholder has a current account in that closed Fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PNC GIS must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

     Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund, by calling the telephone number on the cover page, or from the Distributor or your financial adviser. Certain of these services are available only to U.S. investors.

Investment Account

     If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a financial intermediary. If you transfer shares out of an account maintained with a financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

     You may transfer Fund shares from one financial intermediary to another financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional shares of Funds owned before the transfer. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

     If you are considering transferring a tax-deferred retirement account such as an individual retirement account, from one financial intermediary to another financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original financial intermediary for those shares.

Exchange Privilege

     U.S. shareholders of Investor A, Investor B, Investor C and Institutional shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100 and must have been held by you for at least 15 days. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Investor A and Institutional Shares. You may exchange Investor A or Institutional shares of a Fund for the same class of other Funds.

     Exchanges of Institutional shares outstanding (“outstanding Institutional shares”) for Institutional shares of a second Fund or for shares of a money market fund (“new Institutional shares”) are effected on the basis of relative net asset value per Institutional share. Exchanges of Investor A shares outstanding (“outstanding Investor A shares”) for Investor A shares of a second Fund, or for shares of money market fund (“new Investor A shares”) are affected on the basis of relative net asset value per share.

     Exchanges of Investor B and Investor C Shares. The Funds with Investor B or Investor C shares outstanding (“outstanding Investor B or Investor C shares”) offer to exchange their Investor B or Investor C shares for Investor B or Investor C shares, respectively, of certain other Funds (“new Investor B or Investor C shares”) on the basis of relative net asset value per Investor B or Class C share, without the payment of any CDSC that might otherwise be due on the redemption of the outstanding shares. Certain Funds impose different CDSC schedules. If you exchange your Investor B shares for shares of a fund with a different CDSC schedule, the original schedule will apply. For purposes of computing the CDSC that may be payable on a disposition of the new Investor B or Investor C shares, the holding period for the exchanged Investor B or Investor C shares is “tacked” to the holding period of the new Investor B or Investor C shares.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

     A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC GIS, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

     This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Retirement and Education Savings Plans

     Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

     Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

     You may make additions to an Investment Account through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is authorized, on a regular basis, to provide systematic additions to your Investment Account through charges of $50 or more to your regular bank account by either pre-authorized checks or automated clearing house debits. You may also make additions to your account through the FDP Automatic Investment Plan. Alternatively, if you maintain a cash management account you may arrange to have periodic investments made in a Fund. Contact your financial intermediary for more information.

Automatic Dividend Reinvestment Plan

     Unless you provide specific instructions as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the same class of shares of the same Fund. You may, at any time, elect to have dividends paid in cash, rather than reinvested in shares of a Fund (provided that, if a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, the payment will automatically be reinvested in additional shares). If your account is maintained with the Transfer Agent, you may contact the Transfer Agent in writing. For other accounts, you should contact your financial adviser. Your instructions will be effected ten days after the receipt by the Transfer Agent of such notice. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be deposited directly in the shareholder’s bank account.

Systematic Withdrawal Plans

     Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

     Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to a Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A shares of a Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C shares in excess of this limit are still subject to the applicable CDSC.

     For this reason, a shareholder may not participate in the Automatic Investment Plan (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

     The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which mean funds so designated by BlackRock Investments, Inc. from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Determination of Net Asset Value

     The net asset value of each class of shares of each Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time (on a class by class basis), rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

     The per share net asset value of Investor A, Investor B and Investor C shares generally will be lower than the per share net asset value of Institutional shares, reflecting the daily expense accruals of the account maintenance and distribution fees applicable with respect to Investor B and Investor C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Investor A shares. Moreover, the per share net asset value of the Investor B and Investor C shares generally will be lower than the per share net asset value of Investor A shares reflecting the daily expense accruals of the distribution fees applicable with respect to Investor B and Investor C shares of a Fund. It is expected, however, that the per share net asset value of all classes of a Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials among the classes.

     Securities that are held by a Fund that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

     Each Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Corporation under the general supervision of the Corporation’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Corporation’s Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Corporation’s Board of Directors.

Computation of Offering Price Per Share

     See Part I, Section VI “Computation of Offering Price” of the Funds’ Statement of Additional Information for an illustration of the computation of the offering price for Investor A, Investor B, Investor C and Institutional shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Directors of the Corporation and oversight by the Investment Adviser and each Sub-Adviser is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. The Sub-Advisers do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Sub-Advisers generally seek reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Sub-Advisers may select a broker based partly upon brokerage or research services provided to the Sub-Advisers and their respective clients, including a Fund. In return for such services a Sub-Adviser may cause a Fund to pay a higher commission than other brokers would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the services provided.

     Section 28(e) of the Exchange Act (“Section 28(e)”) permits a manager, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Each Sub-Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to a Fund.

     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services that might be paid with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for the Investment Adviser’s or Sub-Advisers’ individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

     In some cases the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     The Investment Adviser and Sub-Advisers do not consider sales of shares of the mutual funds they advise as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser or Sub-Advisers neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

     Each Fund anticipates that any brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on its portfolio strategies.

     Each Fund invests primarily in securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Corporation that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     The Funds may not purchase securities during the existence of any underwriting syndicate of which Merrill Lynch or the applicable Sub-Adviser for the Fund making the purchase is a member or in a private placement in which Merrill Lynch or the applicable Sub-Adviser for the Fund making the purchase serves as placement agent except pursuant to procedures approved by the Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff or pursuant to the Group Order Exemptive Order.

     Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund also has retained or may retain an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. Please see Part I, Section VII “Portfolio Transactions and Brokerage” of the Funds’ Statement of Additional Information for information on the securities lending fees to be paid to the lending agent by the Funds. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the manager to the private investment company will not charge any advisory fees with respect to shares purchased by a Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from each Fund and annual statements as to aggregate compensation will be provided to each Fund.

     The Board of Directors of the Corporation has considered the possibility of seeking to recapture for the benefit of the Corporation brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by each Fund to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors of the Corporation made a determination not to seek such recapture. The Board of Directors of the Corporation will reconsider this matter from time to time.

     Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Investment Adviser, a sub-adviser or their affiliates (collectively, “clients”) when one or more clients of the Investment Adviser, a sub-adviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Investment Adviser, a sub-adviser or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser, a sub-adviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

     While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

     Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in the Funds’ Prospectus. Each Fund will also distribute all net realized capital gains, if any, to its shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

     For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Investor A, Investor B and Investor C shares will be lower than the per share dividends on Institutional shares and as a result of the account maintenance and distribution fees applicable to Investor B and Investor C shares and the account maintenance fees applicable to Investor A shares. Similarly, the per share dividends on Investor B and Investor C shares will be lower than the per share dividends on Investor A shares as a result of the distribution fees applicable to Investor B and Investor C shares.

Taxes

     Each Fund intends to qualify, or continue to qualify, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Investor A, Investor B, Investor C and Institutional shareholders (together, the “shareholders”), provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund intends to distribute all or substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, a Fund’s distributions derived from income on Municipal Bonds would no longer qualify for treatment as exempt interest.

     Each Fund, as a series of a series fund, is treated as a separate corporation for Federal income tax purposes. Each series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in the Funds’ Prospectus and Statement of Additional Information. Losses in one series of a Fund do not offset gains in another series of such Fund, and the requirements (other than certain organizational requirements) for qualifying for status as a RIC are determined separately at the level of each individual series.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

General Treatment of Fund Shareholders

     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at reduced rates in the hands of non-corporate shareholders for taxable years beginning prior to January 1, 2011. Distributions comprised of dividends from certain domestic corporations and certain qualified foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate shareholders. A certain portion of dividends when paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for such dividends to be qualified dividend income, the RIC must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet holding period and certain other requirements with respect to the RIC’s shares. To the extent that a RIC engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Under these rules, a certain portion of ordinary income dividends paid by the MFS Research International FDP Fund, the Marsico Growth FDP Fund and the Van Kampen Value FDP Fund to non-corporate shareholders will constitute “qualified dividend income” and may be taxable to such shareholders at long-term capital gain rates. However, ordinary income paid by the MFS Research International FDP Fund from dividends received from nonqualifying foreign corporations will not be eligible for taxation at the reduced rates. Likewise, distributions from the Franklin Templeton Total Return FDP Fund derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, will not constitute “qualified dividend income” eligible for taxation at the lower rates.

     Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e. gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any dividends eligible for the foreign tax credit, the dividends received deduction for corporate shareholders, and the reduced federal income tax rate applicable to the qualified dividend income.

     Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. The portion of each of Marsico Growth FDP Fund and Van Kampen Value FDP Fund’s ordinary income dividends attributable to the dividends received from domestic corporations will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. Marsico Growth FDP Fund and Van Kampen Value FDP Fund will allocate any dividends eligible for the dividends received deduction as well as any qualified dividend income eligible for taxation at the maximum 15% rate, discussed above, among each class of its shares according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to shareholders of each class of stock during the taxable year, or such other method as the IRS may prescribe. To the extent that dividends are attributable to dividends received from foreign corporations, payments on certain types of preferred stock and other distributions ineligible for the deduction, they will not qualify for the dividends received deduction. Distributions by the Franklin Templeton Total Return FDP Fund and the MFS Research International FDP Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

     No gain or loss will be recognized by Investor B shareholders on the conversion of their Investor B shares into Investor A shares. A shareholder’s basis in the Investor A shares acquired upon conversion will be the same as the shareholder’s basis in the converted Investor B shares, and the holding period of the acquired Investor A shares will include the holding period for the converted Investor B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Franklin Templeton Total Return FDP Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Franklin Templeton Total Return FDP Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Franklin Templeton Total Return FDP Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, Franklin Templeton Total Return FDP Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

     Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Distributions of a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to distributions of real property gain received by the Fund from a REIT, generally will cause a foreign shareholder who has held more than 5% of the Fund at any time during the one-year period ending on the date of distribution to treat such distributions as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax of 35% and may require the foreign shareholder to file a U.S. federal income tax return.

     Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

     Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely forwarded to the IRS. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Dividends and interest received by the MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain RICs, such as the MFS Research International FDP Fund, that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by such funds, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a RIC. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A RIC also must meet these holding period requirements, and if it fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the fund. Further, to the extent that a RIC engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If MFS Research International FDP Fund satisfies the applicable requirements, it will be eligible to file an election with the IRS pursuant to which shareholders will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the MFS Research International FDP Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. Federal withholding tax for the foreign taxes treated as having been paid by such shareholder. The MFS Research International FDP Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, the MFS Research International FDP Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction and dividends taxable at the maximum 15% tax rate.

     Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash

(with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

     If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests which may be difficult or impossible to obtain. However, the Fund may be eligible to elect to “mark-to-market” at the end of each taxable year all shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE DATA

     From time to time a Fund may include its average annual total return and other total return data, and if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield each is determined separately for Investor A, Investor B, Investor C and Institutional shares in accordance with a formula specified by the Commission.

     Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Investor A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C shares but does not take into account taxes payable on dividends or on redemption.

     Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period.

     Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Investor A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal individual Federal income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

     Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption.

     Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Investor A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Investor B and Investor C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal individual Federal income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

     A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Yield quotations will be computed based on a 30 day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

     A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

     In order to reflect the reduced sales charges in the case of Investor A shares or the waiver of the CDSC in the case of Investor B or Investor C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Analytical Services, Inc. Morningstar Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Investment Adviser.

     A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

     The Corporation’s Board of Directors has delegated to each Sub-Adviser authority to vote all proxies relating to the applicable Fund’s portfolio securities pursuant to the policies and procedures of the respective Sub-Adviser as part of its general management of the applicable Fund, subject to the Board of Director’s continuing oversight. The proxy voting procedures of the Sub-Advisers are included in Appendices B, C, D and E to this Statement of Additional Information.

     Information about how each Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

     Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or account maintenance expenses have exclusive voting rights with respect to matters relating to such distribution and account maintenance expenditures (except that Investor B shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Corporation, in which event the holders of the remaining shares would be unable to elect any person as a Director.

     No Fund intends to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a Investment Advisory Agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Funds’ Prospectus. Each share of Investor A, Investor B, Investor C and Institutional Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

     Under Maryland law, the by-laws of a Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

     See Part I, Section IX “Additional Information — Description of Shares” of the Funds’ Statement of Additional Information for additional capital stock information for the Funds.

Additional Information

     See Part I, Section IX “Additional Information — Principal Holders” of the Funds’ Statement of Additional Information for information on the holders of 5% or more of any class of shares of the Funds.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

     Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The issue credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

     Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (–): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C D DD DDD

Bonds are in imminent default in payment of interest or principal.

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

     Plus (+) or Minus (–): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-term Ratings

     Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F- 1” ratings.

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D LOC	Default. Issues assigned this rating are in actual or imminent payment default. The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR Conditional	Indicates that Fitch does not rate the specific issue. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

APPENDIX B

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

June 1, 2008

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

     MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

     In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

     As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

     From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

     1. MFS Proxy Voting Committee

     The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

     2. Potential Conflicts of Interest

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

     In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting

Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

     The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

     3. Gathering Proxies

     Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

     MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4. Analyzing Proxies

     Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

     As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

     As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

1	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

     5. Voting Proxies

     In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C. MONITORING SYSTEM

     It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

     When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

     MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

     All MFS Advisory Clients

     At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

     Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

APPENDIX C

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

     1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

  MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

  In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

  MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements.
  MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

  In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

  MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

  MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Definitions

     2. By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term —that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

     3. By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.

Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

     4. MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.

     5. In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents —such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters – could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

     6. MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.

Procedures: Use of an Independent Service Provider

     7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

Procedures: Voting/Abstention/No Action/Other Exceptions

     8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.

     9.a. MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

     9.b. MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.

     10. The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Alternative Procedures for Potential Material Conflicts of Interest

     11. In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.

     12. MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.

     13. Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

     (i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

     (ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

     MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

     14. MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

     (ii) Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

Voting by Client Instead of MCM

     15. An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

     16. MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

     17. MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

Persons Responsible for Implementing MCM’s Policy

     18. MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

     19. Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.

Recordkeeping

     20.a. MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and

     (vi) Written responses by MCM to written or oral client requests.

     20.b. MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.

     20.c. MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governance proposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.

     21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

     22. MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

     23. All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

Availability of Policy and Proxy Voting Records to Clients

     24. MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

* * *

     MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	/s/ Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	October 1, 2004

Policy Amended:	February 10, 2006
Approved by:	/s/ Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	February 10, 2006

Policy Amended:	July 19, 2006
Approved by:	/s/ Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	July 19, 2006

Amendment Approved:	August 8, 2008
Approved by:	Steven Carlson
Title:	Chief Compliance Officer
Effective Date:	September 1, 2008

APPENDIX D

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

     Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

     We may abstain on matters for which disclosure is inadequate.

     A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

  Approval of financial statements and auditor reports.

  General updating/corrective amendments to the charter, articles of association or bylaws.

  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

     1. Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at

	a	minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

	i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

	ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

     6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

     7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

     8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

     10. Proposals to limit directors’ liability and/or broaden indemnification of directors: Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

     C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

     D. Changes in capital structure.

1.	We generally support the following:

Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

Management proposals to effect stock splits.

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

Proposals relating to changes in capitalization by 100% or more.

     We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

     E. Takeover Defenses and Shareholder Rights

     1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-

term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

     5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

     F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

     G. Executive and Director Remuneration.

1.	We generally support the following proposals:

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

     3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

     4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

     H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

     I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

     A. Committee Procedures

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

     B. Material Conflicts of Interest

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

     C. Identification of Material Conflicts of Interest

      A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

     If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case- by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

     D. Proxy Voting Reporting

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

     MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

     Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

     For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

     The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

     1. Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

     2. Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

     3. Administration: The VK Board or its subcommittee will meet on an ad hoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

APPENDIX E

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

     Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

     All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

     All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);

4.	An employee of Investment Manager or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

5.	A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

     Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

     In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

     Where the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

     The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

     The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Weight Given Management Recommendations

     One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

     The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In the case of a material conflict of interest, the final voting decision will be made by the Proxy Review Committee, as described above. The Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

     Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

     Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

     Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

     Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

     Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

     Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

     Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

     Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

     Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

     Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

     Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

     The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares.

     Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

     The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	At least annually, the Proxy Group will verify that:

     All annual proxies for the securities held by Advisory Clients have been received;

  Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

  Each proxy or sample of proxies received has been voted in accordance with the instructions of the Advisor;

  Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

     The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2007

Code # FDP-MF-SAI-0908